                                                                   EXHIBIT 10.11

                              PURCHASE AGREEMENT
                              ------------------

     This PURCHASE AGREEMENT (the "Agreement") is made as of the 15th day of November, 2000, by and between CORVIS Corporation ("CORVIS"), a Delaware corporation, and WaveSplitter Technologies, Inc. ("VENDOR"), a California corporation.

                                    RECITAL

     CORVIS desires to purchase from VENDOR and VENDOR desires to supply to CORVIS certain components.

     NOW, THEREFORE, in consideration of the representations, warranties, promises, mutual covenants and agreements of the parties contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, CORVIS and VENDOR agree as follows:

                            ARTICLE 1 - DEFINITIONS
                            -----------------------

     Capitalized terms shall have the meanings set forth in Appendix 1 to the Agreement.

                             ARTICLE 2 - PRODUCTS
                             --------------------

     2.1. Products.  VENDOR shall process and manufacture the products listed on
          --------
Attachment 1 hereto (the "Products") for CORVIS in accordance with such Product's Manufacturing Standards and shall deliver to CORVIS such Products in compliance with the Product Quality Specifications.

     2.2. Annual Minimum Purchase Commitments.  Notwithstanding any Rolling
          -----------------------------------
Forecast, CORVIS will: (i) for each of the two consecutive calendar halves beginning January 1, 2001, purchase for delivery in that respective half a quantity of VENDOR's Products whose aggregate purchase price is at least Six Million Five Hundred Thousand U.S. Dollars; (ii) for each of the two consecutive calendar halves beginning January 1, 2002, purchase for delivery in that respective half a quantity of VENDOR's Products whose aggregate purchase price is at least Ten Million and Fifteen Million U.S. Dollars, respectively; and,
(iii) for each of the two consecutive calendar halves beginning January 1, 2003, purchase for delivery in that respective half a quantity of VENDOR's Products whose aggregate purchase price is at least Six Million U.S. Dollars; provided, that, if (a) VENDOR fails to deliver any Products within two weeks after the applicable Delivery Window (as specified in Section 4.2), and (b) CORVIS orders substitute products from a third party to replace the Products that Vendor so failed to deliver, then CORVIS shall receive a credit toward CORVIS' obligations in this Section 2.2 in an amount equal to the purchase price of the VENDOR Products not delivered within two weeks after such Delivery Window. For purposes of this Section 2.2., Products delivered to Corvis pursuant to Purchase Orders outstanding as of the effective date of this Agreement will be deemed to have been purchased when delivered.

     2.3. Failure to Meet Annual Minimum Purchase Commitment.
          --------------------------------------------------

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

          (1) (a) If, in 2002, CORVIS fails to purchase for delivery in 2002 a quantity of VENDOR's Products whose aggregate purchase price is equal to or exceeds Twenty Five Million U.S. Dollars, then VENDOR may immediately invoice CORVIS for an amount equal to fifty percent (50%) of the difference between Twenty Five Million U.S. Dollars and the aggregate purchase price of all Products actually purchased for delivery in 2002 by CORVIS (such difference being the "Annual Minimum Purchase Commitment Shortfall"). CORVIS will pay such invoice within thirty (30) days after receipt of invoice.

               (b) (If CORVIS fails, in any calendar quarter of 2002, to purchase for delivery in that respective quarter a quantity of VENDOR's Products whose aggregate purchase price is at least Three Million U.S. Dollars, then the remainder of this Section 2.3.(1)(b) will be invalid, and of no force or effect.) If CORVIS submits Purchase Orders for at least the amount of the Annual Minimum Purchase Commitment Shortfall within such 30 day payment period referenced in
          Section 2.3.(1)(a), above, and such Purchase Orders requests delivery of VENDOR Products within three (3) calendar months, CORVIS will receive, for application against such Purchase Orders, a credit for the full amount of the payment made for the Annual Minimum Purchase Commitment Shortfall. In the event that the amount paid by CORVIS with respect to the Annual Minimum Purchase Commitment Shortfall is not fully utilized as credit against Purchase Orders issued within such thirty (30) day period, CORVIS will receive a credit equal to eighty percent (80%) of the remaining amount, which credit may be used to pay for purchases of Products for delivery within four (4) calendar months after the end of the calendar year in which the shortfall occurred. Any credit given pursuant to this section shall be applied first to satisfy CORVIS' obligations for the year in which the Annual Minimum Purchase Commitment Shortfall existed, to the extent of such shortfall. Any excess amount shall apply against Corvis' obligations in the period in which such Purchase Order was issued.

          (2) (a) If, in 2003, CORVIS fails to purchase for delivery in 2003 a quantity of VENDOR's Products whose aggregate purchase price is equal to or exceeds Twelve Million U.S. Dollars, then VENDOR may immediately invoice CORVIS for an amount equal to ten percent (10%) of the difference between Twelve Million U.S. Dollars and the aggregate purchase price of all Products actually purchased for delivery in 2003 by CORVIS (such difference being the "Annual Minimum Purchase Commitment Shortfall"). CORVIS will pay such invoice within thirty
          (30) days after receipt of invoice.

          (b) (If CORVIS fails, in any calendar quarter of 2003, to purchase for delivery in that respective quarter a quantity of VENDOR's Products whose aggregate purchase price is at least Two Million U.S. Dollars, then the remainder of this Section 2.3.(2)(b) will be invalid, and of no force or effect.) If CORVIS submits Purchase Orders for at least the amount of the Annual Minimum Purchase Commitment Shortfall within such 30 day payment period referenced in Section 2.3.(2)(a), above, and such Purchase Orders requests delivery of VENDOR Products within three (3) calendar months, CORVIS will receive, for application against such Purchase Orders, a credit for the full amount of the payment made for the Annual Minimum Purchase Commitment Shortfall. In the event that the amount paid by CORVIS with respect to the Annual Minimum Purchase Commitment Shortfall is not fully utilized as credit against Purchase Orders issued within such thirty (30) day period, CORVIS will receive a credit equal to eighty percent (80%) of the remaining amount, which credit may be used to pay for purchases of Products for delivery within four (4) calendar months after the end of the calendar year in which the shortfall occurred. Any credit given pursuant to this section shall be applied first to satisfy CORVIS' obligations for the year in which the Annual Minimum Purchase Commitment Shortfall existed, to the extent of such shortfall. Any excess amount shall apply against Corvis' obligations in the period in which such Purchase Order was issued.

     2.4. Quantity. By the seventh business day of each month (the month hereafter being "M"), CORVIS shall provide to VENDOR a twelve-month rolling forecast (the "Rolling Forecast") of deliveries for the twelve-month period commencing at the beginning of the next month. The first month of each Rolling Forecast (hereafter "M+1") shall include the quantity of each product, by product code, to be delivered during M+1 and the target delivery date for each shipment to be made during M+1. The remaining months of each Rolling Forecast (M+2 through M+12) shall contain the quantity of each product by product code which CORVIS anticipates will be delivered during the specified month. The first month of the Rolling Forecast shall represent a binding commitment to order and CORVIS shall submit a Purchase Order for * no later than the seventh business day of M for delivery in the following month (M +1). The forecast issued in M for the second month of each Rolling Forecast (M+2) shall be partially binding in that in the next subsequent Rolling Forecast (in which M+1 has become M and M+2 has become M+1), the quantity of each product, by product code, to be delivered in M+1 and the corresponding Purchase Order shall be not less than * of the quantity forecast for such month in the immediately preceding Rolling Forecast. The forecast issued in M for the third month of each Rolling Forecast (M+3) shall be partially binding in that in the next subsequent Rolling Forecast (in which M+1 has become M, M+2 has become M+1 and M+3 has become M+2), the quantity of each product, by product code, to be delivered in M+2 and the corresponding Purchase Order shall be not less than * of the quantity forecast for such month in the immediately preceding Rolling Forecast for M+3.

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     2.5. Capacity.  VENDOR shall accept Purchase Orders for delivery in M+1 of
          --------
Products designated in a Rolling Forecast delivered by the seventh business day of M, provided that VENDOR shall not be obligated to deliver more than * of the amount of that product code that was scheduled to be delivered to CORVIS in the immediately preceding Rolling Forecast. VENDOR shall make commercially reasonable efforts to maintain sufficient capacity to process, manufacture, and deliver the Products VENDOR is obligated to deliver to CORVIS under this Agreement, within the delivery times set out in Section 4.2. For increases of units of a Product in any given month in the Rolling Forecast that exceed * of the units of that Product in that month in the then-preceding Rolling Forecast, the parties shall meet and discuss the delivery obligations of VENDOR; VENDOR will have no obligation to accept Orders for that excess unless the parties mutually agree. The parties will also agree to the first Rolling Forecast delivered under this Agreement.

     2.6. Inventory.  VENDOR shall, not later than * from the Effective
          ---------
Date, maintain an inventory of each Product equal to * of the amount it is required to supply pursuant to Section 2.5 for month M+1 of the then current Rolling Forecast. CORVIS will purchase such inventory at the then-current unit prices upon termination of this Agreement or Product discontinuance, subject in each case to the binding commitments of CORVIS set forth in Section 2.4.

     2.7. Product Report.  VENDOR will provide CORVIS with a periodic report of
          --------------
the manufacturing capacity utilization, inventory quantities and refreshment rates and current lead times for each Product.

     2.8. Pricing.
          -------

     (1)  The unit prices for each Product shall be that set forth in Attachment
     1. The unit prices set forth in Attachment 1 shall remain in effect through 2001, unless expressly agreed upon by CORVIS and VENDOR as provided in this Section.

     (2) Pricing for Orders placed in 2002 and 2003 will be negotiated by the parties in good faith in the latter part of 2001 and 2002, respectively, and will be competitive. (For purposes of this Section 2.8(2), pricing will be deemed to be competitive if it is no more than * greater than the pricing offered to CORVIS by another producer of goods of substantially similar quality, design and function, in similar quantities and under substantially similar terms and conditions as provided herein; provided, that such producer's products have been qualified with CORVIS.) If, as a result of VENDOR's pricing not being competitive, the parties do not agree in good faith to 2002 or 2003 pricing, then: (x) CORVIS will have no obligations to issue Orders, and VENDOR will have no obligations to accept Orders, in that particular year; and, (y) CORVIS will promptly purchase the inventory mentioned in Section 2.6., above, at the unit prices last in effect.

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     (3) VENDOR and CORVIS shall perform a quarterly review of each unit price to ensure CORVIS is receiving the lowest price of VENDOR for similar quantities and specifications of each Product and the parties shall negotiate in good faith to adjust the unit pricing going forward contained in Attachment 1 accordingly. For pricing that is variable based upon the units of a Product purchased by CORVIS, pricing shall be based upon quantities CORVIS has in its initial Rolling Forecast for the year, and, if the actual amount purchased by CORVIS is greater or less than the initial Rolling Forecast amount upon which the pricing was calculated, then, at these quarterly reviews, the parties will negotiate in good faith to adjust the unit pricing going forward for that Product accordingly. If there is a discrepancy between the unit price of any Product listed in Attachment 1 and another correspondence, including purchase orders and order confirmations, the unit price set forth in Attachment 1 shall control, unless amended via an express writing executed by CORVIS and VENDOR

     2.9. All prices are exclusive of any applicable sales, use or other similar taxes, transportation charges and cost of insurance and other similar charges which may be assessed against an order. Any such taxes or charges shall be invoiced to and paid by CORVIS. In lieu of paying sales, use or other similar taxes, CORVIS may provide VENDOR with a valid tax exemption certificate or other document acceptable to the appropriate taxing authorities.

     2.10. Product Discontinuance.  VENDOR shall not discontinue any Product
           ----------------------
unless it gives CORVIS at least * notice in writing. In such event, VENDOR shall provide CORVIS with a suggested product replacement at the same time for the remainder of the term of this Agreement. CORVIS shall have the right to substitute the Replacement Product for the Product under this Agreement, at a price to be negotiated by the parties, but in no event more than the price paid for the original Product. If CORVIS elects not to use the suggested replacement product, VENDOR shall offer CORVIS a * period beginning the day of the notice of discontinuance within which CORVIS can place orders for the discontinued Product. CORVIS may give a last order ("One Time Buy Order") immediately prior to the end of the * period. The One Time Buy Order is non-cancelable, non-reschedulable and non-returnable, except as otherwise provided in this Agreement. Products ordered with the One Time Buy Order will be delivered to CORVIS as agreed to by the parties, but no later than * after the notice of discontinuance.

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                  ARTICLE III - SPECIFICATIONS AND STANDARDS
                  ------------------------------------------

     3.1  Changes to Specifications.
          -------------------------

     (a)  Manufacturing Standards.  Ninety (90) days prior to any proposed
          -----------------------
     implementation of changes to the Manufacturing Standards for any Product that affect either the form, fit or function of a Product, VENDOR shall provide CORVIS with notice of any such proposed modifications for CORVIS' review and VENDOR shall include therewith an assessment of the impact of such modifications on the Product Quality Specifications and pricing of each Product. CORVIS shall respond to any such proposed change within thirty (30) days of its proposed date of implementation. To the extent that such proposed modifications are unacceptable to CORVIS, they shall not be implemented except as provided in Section 2.10. CORVIS shall not unreasonably withhold acceptance of any such proposed change. In the event CORVIS declines to accept any such change, CORVIS shall immediately inform VENDOR in writing together with the specific reasons for declining to accept the change.

     (b)  Product Quality Specifications. CORVIS may provide VENDOR with written
          ------------------------------
     notice of modifications to the Manufacturing Standards or the Product Quality Specifications of any individual Product. VENDOR shall use commercially reasonable efforts to implement such modifications (subject to mutual agreement with CORVIS regarding terms, prices and time frames). CORVIS will pay to VENDOR the unit price for Products, and the fair market value of all unique material, deemed obsolete by any such changes, subject to the binding commitments of CORVIS set forth in Section 2.4.

     3.2  Record keeping.  VENDOR and CORVIS shall mutually agree upon the
          --------------
records to be maintained by VENDOR regarding processing activities, monitoring of process steps, and Product quality tests. Thereafter for a period of at least two years, VENDOR shall accurately maintain such records. CORVIS shall have the right upon request to inspect such records, and to obtain a copy of such records, provided that the information contained therein shall constitute VENDOR's Confidential Information..

     3.3  Inspection.  Authorized representatives of CORVIS shall have the
          ----------
right, upon reasonable notice to VENDOR and with reasonable frequency, during normal business hours, to enter VENDOR's facility and to inspect all areas used for the storage and handling of ingredients, and in the processing, manufacturing, and storage of the Products, to monitor and assure compliance with the Manufacturing Standards and Product Quality Specifications. CORVIS shall also be permitted to review quality reports and statistical process controls related to the manufacturing of Products.

            ARTICLE IV - ORDER, ACCEPTANCE, AND PAYMENT PROCEDURES
            ------------------------------------------------------

     4.1  CORVIS Orders.  CORVIS shall submit Purchase Orders to VENDOR in a
          -------------
timely manner for the quantities of each Product code it is required to purchase pursuant to Section 2.4 . VENDOR shall acknowledge receipt of the Purchase Order within one (1) business day and further agrees to provide an Order Confirmation confirming the shipment dates within three (3) business days after receipt of a Purchase Order for orders it is obligated to accept pursuant to
Section 2.5. Upon acceptance, a Purchase Order shall constitute a binding obligation of the parties subject to the terms of this Agreement. The terms of this Purchase Agreement shall control over any inconsistent terms of any Purchase Order or Order Confirmation issued after the date of this Agreement. Nothing herein obligates VENDOR to accept any terms of a Purchase Order delivered by CORVIS or obligates CORVIS to accept the terms of an Order Confirmation delivered by VENDOR

     4.2  Delivery Times. VENDOR shall use commercially reasonable efforts to
          ---------------
deliver the Products within the delivery time frames specified in Purchase Orders issued pursuant to Article 2 of this Purchase Agreement. VENDOR shall deliver 100% of all products ordered under Article 2 within the Delivery Window *. VENDOR agrees to participate in a vendor evaluation program with respect to deliveries under this Agreement. VENDOR shall use commercially reasonable efforts to comply with any reasonable request by CORVIS for acceleration of delivery, subject to product inventory and lead time requirements. CORVIS shall also have the right to delay delivery of ordered products once per Purchase Order by a maximum of * by providing VENDOR not less than * written notice before the target delivery date, provided, that, upon such notice, CORVIS can delay the delivery of up to * one time by a maximum of *. Any Product for which CORVIS has requested a delay shall be deemed timely delivered within the Delivery Window. Should VENDOR fail (i) in any rolling consecutive * period to deliver the required quantity of any Product and (ii) in any * to make all scheduled deliveries within the Delivery Window, in each case in accordance with the obligations contained in Article 2 at least * of the time then CORVIS will have no further purchase obligations for that Product for *; provided, that such purchase obligations will be eliminated only to the extent that CORVIS actually orders substitute products from a third party to replace the Products that Vendor so failed to timely deliver. For purposes of this section, VENDOR shall not be able to cure any quantity shortfall in an earlier delivery by delivering a greater quantity in any subsequent delivery.

     4.3  Cancellations.  CORVIS shall have the right to cancel any Purchase
          -------------
Order in whole or in part prior to shipment, subject to its binding purchase commitments set forth in Section 2.4. VENDOR must cease production and delivery upon notification of cancellation.

     4.4  Point of Delivery.  The Products sold to CORVIS under this Agreement
          -----------------
shall be delivered by VENDOR , FOB origin to CORVIS at its designated facility in Columbia, MD (the "Point of Delivery"), unless otherwise indicated on the Purchase Order.

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     4.5  Packaging.  Products shall be packaged in accordance with industry
          ---------
standards and any applicable requirements of the carrier used to deliver such Products. Each shipment will be labeled with the appropriate Purchase Order number and each Product shall be labeled with relevant part numbers per CORVIS' Product Quality Specifications.

     4.6  Partial Deliveries.  Should VENDOR be unable to deliver Products
          ------------------
within a delivery schedule established by a given Purchase Order, it shall deliver partial shipments only with CORVIS' consent

     4.7  Inspection, Acceptance and Rejection.
          ------------------------------------

     (a) Inspection. All Products shall be inspected by CORVIS following receipt at the Point of Delivery.

     (b)  Rejection and Acceptance. CORVIS shall have the right to reject any
          ------------------------
     Product that was not manufactured in compliance with the Manufacturing Standards or that does not comply with the Product Quality Specifications. CORVIS shall inform the VENDOR in writing within thirty (30) days after receipt at the Point of Delivery of its rejection of any Product together with the reason(s) for such rejection. If CORVIS determines that a shipment of a given Product received from VENDOR does not conform, as required by a mutually-agreed Acceptable Quality Level under MIL-STD-105E, a copy of which is attached hereto as Attachment 3, to the Manufacturing Standards or the Product Quality Standards, CORVIS shall have the right to reject all, some or none of the shipment of such Product containing such defective unit or units. VENDOR shall, at the request of CORVIS, as promptly as possible replace the Products thereof rejected by CORVIS. VENDOR shall use commercially reasonable efforts to issue material return authorizations in an expeditious manner.

     (c)  Disposition of Rejected Products.  If CORVIS rejects any Product in
          --------------------------------
     accordance with the provisions of Section 4.7 (b), CORVIS shall have the right to either:

        (1) return the rejected Product to VENDOR for, at VENDOR's option, credit, refund, or replacement; or

        (2) accept the material as a substandard grade product with an appropriate reduction in price.

     If CORVIS requests replacement of a rejected Product, VENDOR shall promptly ship the replacement Product.

     (d)  Responsibility for Rejected and Returned Products. If CORVIS rejects a
          -------------------------------------------------
     Product:

        (1) VENDOR shall, upon notice from CORVIS, make all necessary arrangements for the transportation and return of the rejected Product;

        (2) VENDOR shall be solely responsible for all costs of transportation and other actions necessary to return the rejected material;

        (3) Title to the rejected Product shall be deemed to have been always retained by the VENDOR, and never to have passed to CORVIS;

        (4) VENDOR shall retain all risks of loss, contamination, and liability with respect to shipment and disposition of such rejected Product; and

        (5) VENDOR shall be solely responsible for the proper handling, transportation, storage, treatment and disposal of the rejected material.

     (e)    Title; Risk of Loss.   Except as provided in Section (d)(3) above,
            -------------------
     title to Products shall pass to CORVIS upon shipment of such Products to CORVIS. VENDOR assumes all risks of loss or contamination and liabilities arising from the storage, handling and shipment of products until such time as such Products are delivered to CORVIS at the Point of Delivery.

     4.8    Payment.  Payment for Products by CORVIS (including any sales, use
            -------
or other similar taxes, transportation charges and cost of insurance and other similar charges to be paid by CORVIS) shall be made * following the receipt of a valid invoice (provided, however, that CORVIS shall not be obligated to pay for any Products rejected in accordance with the provisions of
Section 4.7 (b)). *

                             ARTICLE V -- WARRANTY
                             ---------------------

     5.1    Product Warranty.  For a period of 24 months commencing upon CORVIS'
            ----------------
receipt of any given Product under this Agreement (the "Warranty Period"), VENDOR warrants that all Products sold hereunder or pursuant hereto, will be free of any claim of any nature by any third person and that VENDOR will convey clear title thereto to CORVIS as provided hereunder. VENDOR warrants that during the Warranty Period each Product delivered pursuant to this Agreement was manufactured in accordance with the Manufacturing Standards, conforms to the Product Quality Specifications and is of good material and workmanship and is free from defects in material and workmanship. This warranty is subject to proper maintenance and operation of the particular Product. Any attempt by VENDOR to limit, disclaim, or restrict any such warranties or any remedies of CORVIS, by acknowledgment or otherwise, in accepting or performing any Purchase Order, shall be null, void, and ineffective without CORVIS' written consent.
The foregoing warranties are exclusive and in lieu of all other warranties, express or implied. WITHOUT LIMITING THE FOREGOING SENTENCE, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND OF FITNESS FOR PARTICULAR PURPOSE SHALL NOT APPLY.

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     5.2  Warranty Remedy. If any Product is found to be in violation of the
          ---------------
warranty contained in Section 5.1, CORVIS may, in addition to any other rights which it may have under warranties provided or required by law or contained in this Agreement, at its option and at VENDOR's sole cost and expense, return any nonconforming or defective Product to VENDOR for repair, refund or replacement (at VENDOR's option). Payment by CORVIS of any invoice shall not constitute acceptance of the Products covered by such invoice, and acceptance by CORVIS shall not relieve VENDOR of its warranty or other obligations under this Agreement.

                      ARTICLE VI -- INTELLECTUAL PROPERTY
                      -----------------------------------

     6.1  Warranty and Infringement Indemnity.  VENDOR hereby warrants that the
          -----------------------------------
Products do not infringe any third party intellectual property and VENDOR is entitled to make, have made, use, offer for sale, and sell the Products to CORVIS. VENDOR shall indemnify according to the provisions of this Agreement and defend any action brought against CORVIS that is based on any claim that a Product infringes any third party intellectual property; except when the infringement claim is based on (i) a CORVIS supplied design, or (ii) a combination of the Products with other devices or elements not supplied by VENDOR and, absent such combination, there would be no sustainable claim of infringement. CORVIS shall promptly notify VENDOR in writing of any infringement claim and VENDOR shall have the right to control the defense of all such claims, lawsuits, or proceedings. If an infringement claim is sustained, or CORVIS' use of the Product is enjoined, VENDOR shall, if possible, either (i) procure the right to continue to make, use, and sell the Product, or (ii) replace or modify the Product to be non-infringing while still conforming to the Product Quality Standards.

     6.2  Right to Use.  VENDOR hereby grants to CORVIS the right to use, offer
          ------------
for sale, and sell each Product for its intended purpose under all intellectual property owned or licensed by VENDOR, either solely or jointly, as long as CORVIS continues to purchase Products from VENDOR. Nothing in this Section 6.2 shall be deemed to expand, modify, contradict or supplement any other provision of this Article VI.

     6.3 THE FOREGOING IS VENDOR'S SOLE LIABILITY WITH RESPECT TO ANY CLAIMS RELATING TO INFRINGEMENT OF ANY THIRD-PARTY INTELLECTUAL PROPERTY RIGHTS. VENDOR DISCLAIMS ALL OTHER WARRANTIES, EXPRESS AND IMPLIED, RELATING TO CLAIMS THAT THE PRODUCTS INFRINGE ANY THIRD-PARTY INTELLECTUAL PROPERTY RIGHTS. CORVIS SHALL USE REASONABLE COMMERCIAL EFFORTS TO MITIGATE ANY DAMAGES UNDER THIS SECTION.

         ARTICLE VII - COMPLIANCE WITH LAWS AND OTHER RESPONSIBILITIES
         -------------------------------------------------------------

     7.1  VENDOR Responsibilities.  VENDOR shall be solely responsible for
          -----------------------
compliance with all Environmental Laws, export laws, and other laws, rules, regulations, Governmental Approvals, and governmental requirements applicable to the manufacturing, storage, transportation and delivery of the Products. Nothing in this Agreement is intended or should be construed as indicating that CORVIS has the ability to control the operation of VENDOR's facilities.

     7.2  Safety Information.  VENDOR shall acquire from the supplier of any raw
          ------------------
materials, and make available to CORVIS, all appropriate information, including Material Safety Data Sheets, regarding the properties and characteristics of such materials and procedures for their proper handling, management and disposition. VENDOR shall provide all such information to CORVIS as may be applicable to the Products at time of delivery.

     7.3  Compliance With Export Controls. CORVIS acknowledges that the Products
          -------------------------------
and certain related technical information are subject to United States export controls, pursuant to the Export Administration Regulations, 15 C.F.R. Parts 768-799. CORVIS shall comply with all requirements of the Export Administration Regulations with respect to the Products and all such technical information. Without limiting the generality of the foregoing, CORVIS agrees that, without the prior written authorization of VENDOR and the United States Government, CORVIS will not, and will not permit its representatives to,: (i) export, reexport, divert or transfer the Products or any such technical information, or any direct product thereof, to any destination, company, or person restricted or prohibited by the United States export controls, or (ii) disclose any such technical information to any national of any country when such disclosure is restricted or prohibited by the United States export controls.

                   ARTICLE VIII -- CONFIDENTIAL INFORMATION
                   ----------------------------------------

     VENDOR and CORVIS acknowledge that each may receive proprietary and confidential information of the other in connection with the execution and performance of this Agreement. Each party agrees not to use or disclose to third parties any Confidential Information supplied to it by the other party as provided in the Bi-lateral Nondisclosure Agreement executed by the parties on Dec. 1, 1999 and Dec. 8, 1999, respectively (a copy of which is attached as Attachment 3), that shall remain in full force and effect and control the obligations of the parties with respect to Confidential Information exchanged pursuant to this Agreement.To the extent that there are inconsistent provisions, the terms of this Agreement shall control.

              ARTICLE IX-- REPRESENTATIONS, WARRANTIES, COVENANTS
              ---------------------------------------------------

     9.1  VENDOR Representations, Warranties, and Covenants.  VENDOR represents,
          -------------------------------------------------
warrants, and covenants to CORVIS that:

     (a) VENDOR has disclosed to CORVIS any affiliation or association with a CORVIS Competitor, other than as a VENDOR. No CORVIS Competitor holds a Controlling Interest in VENDOR or operates as an affiliate or within the same organization, or has any other relationship with VENDOR that would provide access to information pertaining to VENDOR's relationship with CORVIS. VENDOR shall notify CORVIS as soon as legally permitted if (i) a CORVIS Competitor undertakes or consummates the acquisition of a Controlling Interest in VENDOR, (ii) any agreement is reached under which VENDOR may merge with or otherwise be acquired by a CORVIS Competitor, or
     (iii) a change occurs in VENDOR's relationship with any CORVIS Competitor that provides access to CORVIS' Confidential Information. VENDOR shall not disclose or make available any CORVIS Confidential Information to any Corvis Competitor without CORVIS' prior written consent. VENDOR holds and will maintain all required Governmental Approvals necessary to operate VENDOR's facilities involved in performing VENDOR's obligations under this Agreement, including but not limited to, all Governmental Approvals required for (i) the storage, use, processing, manufacture, and shipment of the Products or materials used in the manufacture of the Products, and (ii) the storage, treatment, discharge or disposal of any Regulated Substances or wastes generated by VENDOR's processes or facilities.

     (b) VENDOR shall comply with the requirements of all federal, state and local laws, rules, regulations, ordinances, permits, licenses and other requirements, including without limitation, all Environmental Laws, applicable to the conduct by VENDOR of its business and the performance by VENDOR of its obligations under this Agreement.

     9.2   Insurance.
           ---------

     (a) VENDOR shall obtain and maintain the following insurance coverages for the duration of this Agreement:

       (1) Workers Compensation Insurance as statutorily required; and Employers' Liability Insurance of not less than $1 Million for each accident, $1 Million disease limit per employee, and $1 Million disease limit in the aggregate;

       (2) Commercial general liability insurance, including, but not limited to, product liability insurance, of not less than $1 Million per occurrence, and $2 Million in the aggregate; and

       (3) Umbrella insurance coverage with excess coverage limit of not less than $8 Million.

     (b) VENDOR shall provide CORVIS with the appropriate Certificates of Insurance prior to the start of work under this Agreement.

     (c) VENDOR shall notify CORVIS of any change in, or cancellation of, any policies listed in this Section.

                               ARTICLE X -- TERM
                               -----------------

     10.1  Term. Unless otherwise renewed pursuant to Section 10.2 or terminated
           ----
pursuant to Section 10.3, this Agreement shall commence on the date hereof, and shall continue for a term ending on December 31, 2003 (the "Initial Term").

     10.2 Renewal. CORVIS and VENDOR may by mutual agreement renew this
          -------
Agreement for additional one (1) year terms (each a "Renewal Term") after the expiration of the Initial Term, upon such terms and conditions as the parties may agree. If CORVIS desires to extend the term of this Agreement beyond the end of the Initial Term or any then-current Renewal Term, CORVIS shall provide VENDOR at least forty (40) days prior to the end of such term a written notice of such renewal request together with any proposed changes to the terms and conditions of this Agreement. Within thirty (30) days after receipt of such notice, VENDOR shall notify CORVIS whether it (i) accepts CORVIS' proposal for such proposed Renewal Term, (ii) has a counteroffer for the terms and conditions of the proposed Renewal Term, or (iii) is unwilling to renew this Agreement.

     10.3 Termination.
          -----------

     (a)  *

     (b)  Force Majeure.  If a Force Majeure Event (defined below) prevents
          -------------
     VENDOR from performing its obligations under this Agreement for a period in excess of 30 days, CORVIS shall have the right to terminate this Agreement upon written notice to VENDOR

     (c)  Termination for Default.  Either party may terminate this Agreement in
          -----------------------
     the event of a default by the other, as provided in Article 13.

                          ARTICLE XI -- FORCE MAJEURE
                          ---------------------------

     11.1 Force Majeure.  Except as provided in Section 11.4, neither party
          -------------
shall be liable for any failure or delay in performance of its obligations under this Agreement due to any of the following conditions: (a) an act of God, hurricane, tornado, epidemic, earthquake, flood, fire, explosion, power outage or similar occurrence; (b) an act of the public enemy, war, riot, civil disturbance, or similar occurrence; (c) the order, injunction or judgment of any court, administrative agency, or governmental body with jurisdiction over the performance of a party's obligations under this Agreement (excepting decisions interpreting federal, state or local taxes), provided that such injunction, order or judgment is not the result of the negligent or willful action or inaction of the party relying thereon (collectively, a "Force Majeure Event").

     11.2 Mitigation.  The party seeking relief from its obligations shall be
          ----------
obligated to take all reasonable steps to mitigate the adverse effect of any such Force Majeure Event.

     11.3 Notice.  Each party affected by a Force Majeure Event shall provide
          ------
prompt notice to the other party of the nature of the Force Majeure Event, its anticipated impact and duration, and the actions being taken to avoid or minimize its effect.

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     11.4 Exceptions.
          ----------

     (a) In no event shall a Force Majeure Event relieve a party from liability for its own negligence or willful actions or inaction.

     (b) Neither party shall be excused by a Force Majeure Event from the obligation to pay money due under this Agreement.

                  ARTICLE XII- ASSIGNMENT AND SUBCONTRACTING
                  ------------------------------------------

     12.1 Assignment and Subcontracting by VENDOR.  VENDOR shall not assign,
          ---------------------------------------
subcontract, or delegate any of its obligations hereunder without the prior written consent of CORVIS, which consent shall not be unreasonably withheld.

     12.2 Assignment by CORVIS.  CORVIS may not assign any of its rights or
          --------------------
obligations under this Agreement without the prior written consent of VENDOR, which consent shall not be unreasonably withheld; provided, however, that CORVIS may subcontract any part of its obligations, or assign this entire Agreement, to any of CORVIS' majority-owned subsidiaries, by providing written notification to VENDOR of such assignment or subcontract.

     12.3 Full Liability.  Notwithstanding any assignment or subcontract by
          --------------
CORVIS permitted by the terms of this Section, or any assignment by CORVIS or VENDOR pursuant to the prior written consent of the other party, each of VENDOR and CORVIS shall remain fully liable for full performance of all of their respective obligations under this Agreement.

                            ARTICLE XIII -- DEFAULT
                            -----------------------

     13.1 Events of Default.  Any one or more of the following shall constitute
          -----------------
an Event of Default hereunder

     (a) A party to this Agreement fails to perform or observe in any material respect any material term, covenant, condition or restriction of this Agreement, and such default shall continue for a period of * after notice in writing thereof is given (unless resulting from a prior failure or breach by the other party);

     (b) The inaccuracy in any material respect of any representation or warranty made by a party herein or in a document or certificate delivered pursuant hereto; or

     (c) A party to this Agreement ceases doing business in the normal course, becomes insolvent, fails generally to pay its debts as they become due, makes a general assignment for the benefit of creditors, suffers or permits the appointment of a receiver for its assets, invokes the provisions of bankruptcy, insolvency or similar laws or becomes subject to the provisions of bankruptcy, insolvency or similar laws and any proceedings thereunder are not dismissed or stayed within forty-five (45) days of commencement.

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     13.2 Remedies Upon Default. Upon the occurrence of an Event of Default as
          ---------------------
described in Section 13.1 above, the non-defaulting party shall have the right to terminate this Agreement by giving written notice to the defaulting party of its intention to terminate, provided that the specified default is then continuing. Upon such a termination, (a) VENDOR shall make available to CORVIS any material, tangible or intangible, of CORVIS then in possession of VENDOR,
(b) the parties shall pay to each other all amounts then due and owing, and (c) each party shall promptly return to the other party its Confidential Information. The foregoing remedies are not exclusive, but are in addition to any other rights and remedies provided in this Agreement, by law or in equity.

     13.3 Limitation of Liability.  Except for liability under ARTICLE 6,
          -----------------------
neither party shall be liable for any special, indirect or consequential damages arising in connection with this Agreement, including any loss of profits, regardless of how caused, whether or not either party had been advised of the possibility of such damages or the legal theory or form of course of action under which such damages may be sought.

     13.4 Survival of Obligations.  Upon a termination of this Agreement,
          -----------------------
neither party shall be relieved of any obligation or liability accruing hereunder prior to the date of termination. In addition, the obligations of the parties ARTICLES 6, 8 and 14 shall survive termination of this Agreement.

                         ARTICLE XIV - INDEMNIFICATION
                         -----------------------------

     14.1 Indemnification by VENDOR.  VENDOR hereby agrees to defend, indemnify
          -------------------------
and hold harmless the CORVIS Indemnified Parties from and against any and all Claims and Losses arising from or related to: (a) injury to or death of any person or loss of or damage to property caused by VENDOR or VENDOR's Responsible Parties in connection with the performance or nonperformance of VENDOR's obligations under this Agreement, (b) non-compliance by VENDOR with any Environmental Law, (c) any existing Environmental Condition at VENDOR's property or facilities, or (d) any Environmental Condition and any pollution or contamination of the environment arising from the storage, treatment, handling, disposal, or release of Regulated Substances at VENDOR's facility, or (e) subject to Section 13.3, the sale by VENDOR to CORVIS of Products processed by VENDOR pursuant to this Agreement which do not conform to the specifications set forth in Attachment 2, except to the extent that such Claims or Losses are caused by the negligent or willful action or inaction of CORVIS or CORVIS Responsible Parties.

     14.2 Indemnification by CORVIS.  CORVIS hereby agrees to defend, indemnify
          -------------------------
and hold harmless VENDOR and the VENDOR Indemnified Parties from and against any and all Claims and Losses, resulting from or arising out of: (a) injury to or death of any person or loss of or damage to property caused by CORVIS or CORVIS Responsible Parties, in connection with the performance or nonperformance of CORVIS' obligations under this Agreement, (b) non-compliance by CORVIS with any Environmental Law, (c) any existing Environmental Condition at CORVIS' property or facilities, (d) any Environmental Condition, pollution or contamination of the environment related to the release of Regulated Substances arising from the shipment, handling, storage, or management of the Products while such Products are under the ownership and control of CORVIS, or (e) the sale by CORVIS of the Products, where such Products at the time of delivery to CORVIS conformed to the specifications set forth in Attachment 2, except to the extent that any of such VENDOR Losses are caused by the negligent or willful actions or inaction of VENDOR, its agents, employees, successors and assigns or others for whose actions VENDOR has legal responsibility.

     14.3  Indemnification Limitations and Procedures.
           ------------------------------------------

     (a) (The indemnification obligations of both VENDOR (pursuant to Section 14.1) and CORVIS (pursuant to Section 14.2) are limited to the extent that the amount of any recovery by a VENDOR Indemnified Party or CORVIS Indemnified Party, as the case may be, shall be net of any foreign, federal, state and/or local income tax benefits inuring to the Indemnified Party as a result of the events that entitled the Indemnified Party to recover from the Indemnifying Party.

     (b) If any claim, liability, demand, assessment, action, suit or proceeding shall be asserted against an Indemnified Party in respect of which such Indemnified Party proposes to demand indemnification or defense, the Indemnified Party shall promptly notify the Indemnifying Party thereof, provided that the failure to so notify the Indemnifying Party shall not reduce or affect the Indemnifying Party's obligations with respect thereto except to the extent that the Indemnifying Party is materially prejudiced thereby. Any written notice delivered pursuant to this Section shall set forth with specificity the basis of the claim for indemnification or defense and an estimate of the amount thereof.

     (c) Subject to rights of or duties to any insurer or other third person having liability therefor, the Indemnifying Party may, within thirty (30) days following receipt of a notice of a claim under this Section, assume the defense of any such Claim or Loss.

     (d) In the event the Indemnifying Party assumes the defense of such Claim or Loss:

       (1) The Indemnifying Party may engage, at its expense, counsel selected by the Indemnifying Party and approved by the Indemnified Party (which approval shall not be unreasonably withheld). The Indemnified Party may engage separate counsel at the Indemnified Party's sole expense.

       (2) The other party shall cooperate and make available to the Indemnifying Party and its representatives all employees, information, books, and records reasonably necessary or useful in connection with the defense.

       (3) The Indemnifying Party shall have the right to compromise or settle such Claim or Loss, provided that any such compromise or settlement must be approved by the Indemnified Party (which approval shall not be unreasonably withheld).

     (e) If an Indemnifying Party does not elect to assume the defense of a Claim or Loss pursuant to this Article:

       (1) The Indemnified Party shall alone have the right to conduct such defense, and to compromise or settle the Claim or Loss without prior consent of the Indemnifying Party.

       (2) If it is ultimately determined by a court of competent jurisdiction that the Claim or Loss which forms the basis of such judgment or settlement is one that is validly an obligation of the Indemnifying Party who, after notice, elected not to assume the defense, the Indemnifying Party shall be bound by any such judgment or settlement as to the existence and amount of the claim, and the amount of such judgment or settlement shall be conclusively deemed to be a liability on account of which the other party is entitled to be indemnified pursuant to this Article.

                         ARTICLE XVI -- MISCELLANEOUS
                         ----------------------------

     16.1 Authority.  The parties hereby represent and warrant that they have
          ---------
full power and authority to enter into and perform this Agreement and the parties know of no agreements, contracts, promises or undertakings which would prevent the full execution and performance of this Agreement.

     16.2 Independent Contractor.  VENDOR's relationship to CORVIS shall be that
          ----------------------
of an independent contractor and nothing in this Agreement shall be construed to constitute VENDOR or any of its employees or officers as an employee, agent, joint venturer or partner of CORVIS.

     16.3 Reservation of Rights.  Either party's waiver of any of its remedies
          ---------------------
due to a breach by the other party shall be without prejudice and shall not operate to waive any other remedies which it shall have available to it, nor shall such waiver operate to waive its rights to any remedies due to a future breach, whether of a like or different character.

     16.4 Headings and Construction.  The section headings contained in this
          -------------------------
Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. To the extent the context requires, the singular shall include the plural and the plural shall include the singular. All dollar amounts listed herein shall be considered to be references to U.S. dollars.

     16.5 Applicable Law.  This Agreement shall be governed by and construed in
          --------------
accordance with the laws of the State of Maryland without giving effect to the choice of laws principles thereof.

     16.6 Severability.  In the event that any provision of this Agreement shall
          ------------
be found to be void or unenforceable, such finding shall not be construed to render any other provision of this Agreement either void or unenforceable, and all other provisions shall remain in full force and effect unless the provisions which are invalid or unenforceable shall materially affect the rights or obligations granted to or undertaken by either party hereunder.

     16.7  Notices.  Any notices required or permitted to be given under the
           -------
terms of this Agreement shall be in writing and sent to the following address by
(a) certified or registered United States Mail, return receipt requested, postage prepaid (b) Federal Express or comparable overnight or next business day courier service, or facsimile. Notices shall be deemed given only upon receipt at the following addresses:

     If to VENDOR:                           If to CORVIS:
     -------------                           -------------

     WaveSplitter Technologies, Inc.         CORVIS Telecommunications, Inc.
     46430 Fremont Blvd.                     7015 Albert Einstein Drive
     Fremont, CA 94538                       PO Box 9400
     Attn: Chief Financial Officer           Columbia, MD 21046-9400
                                             Attention: Director of Logistics

                                             With a copy to:  General Counsel

     16.8  Waiver.  Any failure of either party to comply with any of its
           ------
obligations or agreements herein contained may be waived only in writing by the other party.

     16.9  Binding Effect; Benefits.  This Agreement shall inure to the benefit
           ------------------------
of and be binding upon the parties hereto and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended to confer on any person other than the parties hereto and their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

     16.10 Counterparts.  This Agreement may be executed simultaneously in two
           ------------
or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     16.11 Full Agreement.  This Agreement represents the complete and
           --------------
exclusive statement of the parties with respect to its subject matter.   All
prior understandings, agreements and discussions with respect hereto are merged into and superseded by this Agreement. No amendment, modification or waiver of any provision of this Agreement and no understanding, course of dealing or usage of trade purporting to modify this Agreement shall be effective unless it is in writing signed by both parties and specifically states an intention to modify and amend this Agreement. No modification or amendment shall be effected by the acknowledgment or acceptance of purchase orders, shipping instructions, or other forms containing terms at variance with or in addition to those set forth herein.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.


       WaveSplitter Technologies, Inc.                  CORVIS CORPORATION

Signature: /s/ William H. Diamond, Jr.    Signature: /s/ DAVID R. HUBER
          -----------------------------             ----------------------------

By:        William H. Diamond, Jr.        By:           David R. Huber
          -----------------------------              ---------------------------

Title:     President & CEO                Title:        President & CEO
          -----------------------------              ---------------------------

Date:           11/15/00                  Date:               11/15/00
          -----------------------------              ---------------------------

                                  APPENDIX 1
                                  DEFINITIONS
                                  -----------

     (a) "Claims" and "Losses" means any suits, claims, actions, damages, losses, liabilities, obligations, expenses, damages, fines, penalties, or costs and expenses, including costs of defense, settlement and reasonable attorney's fees (including those incurred in connection with the defense or prosecution of any indemnifiable claim or incurred in connection with the enforcement of an indemnification provision). Unless specifically stated in an indemnification provision, Claims and Losses does not include any consequential, indirect, incidental, or other similar damages (including without limitation lost profits) incurred by any indemnified party, under any form or theory of action whatsoever, whether in contract or otherwise).

     (b) "Confidential Information" means all business, personnel, and technical information, designs, specifications, techniques, data and related know-how, technical knowledge, trade secrets and experience, customer lists, sales and market information, now or hereafter in the possession of VENDOR related to the Products, and the products or business of CORVIS. Confidential Information includes any improvements to designs, specifications, techniques or processes related to the Products, whether such improvements are developed by CORVIS or the VENDOR.

     (c) "Controlling Interest" means owning twenty-five (25%) percent or more of the voting stock of VENDOR.

     (d) "CORVIS Competitor" means Alcated Alsthom, Ciena Corporation, NEC Corporation, Nortel Networks Corp, Cisco Systems, Inc or Lucent Technologies, Inc. From time to time, CORVIS may, upon written consent of VENDOR, which shall not be unreasonably withheld, add additional companies to the foregoing list provided that any addition is engaged in the manufacturing or distribution of products that are of substantially similar nature or use to the products manufactured or sold by CORVIS.

     (e) "CORVIS Indemnified Parties" means CORVIS, its officers, directors, employees, agents, successors and permitted assigns.

     (f) "CORVIS Responsible Parties" means CORVIS, and CORVIS' agents, employees, successors and assigns, or others for whose actions CORVIS has legal responsibility.

     (g) Effective Date" is the date of this Agreement as listed in the opening paragraph of this Agreement.

     (h) "Environmental Condition" means the presence of a Regulated Substance (other than a naturally occurring substance) on or at a property (including, but not limited to, the presence in surface water, groundwater, soils or subsurface strata).

     (i) "Environmental Law" means any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, or policy having the force of law relating to protection of the environment or relating to the production, generation, use, storage, treatment, processing, transportation or disposal of Regulated Substances, including, without limitation: the

Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C.
(S) 9601 et seq. ("CERCLA"); the Superfund Amendments and Reauthorization Act,
         ------
Public Law 99-499, 100 Stat. 1613; Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. (S) 6901, et seq.; the National Environmental Policy Act, 42
                              -- ---
U.S.C. (S) 4321; the Safe Drinking Water Act, 42 U.S.C. (S) 300f et seq.; the
                                                                 -- ---
Toxic Substances Control Act ("TSCA"), 15 U.S.C. (S) 2601 et seq.; the Federal
                                                          -- ---
Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. (S) 136, et seq.; the
                                                              -- ---
Hazardous Materials Transportation Act, 49 U.S.C. (S) 1801; the Federal Water Pollution Control Act, 33 U.S.C. (S) 1251 et seq.; the Oil Pollution Act of
                                          -- ---
1990, 33 U.S.C. (S) 2701, et seq.; the Clean Air Act, 42 U.S.C. (S) 7401 et
                          -- ---                                         --
seq., and counterpart state and foreign statutes, and regulations adopted
---
thereunder. "Environmental Law" does not include or encompass the tort, contract, or any other law of any jurisdiction concerning or relating to Claims and Losses for product liability, breach of warranty, trespass, nuisance, personal injury or property damage.

     (j) "Governmental Approval" means any permit, license, authorization, consent, approval, waiver, exception, variance, order, or exemption issued by any federal, state or local governmental authority pursuant to an Environmental Law.

     (k) "Indemnified Party" means a VENDOR Indemnified Party or a CORVIS Indemnified Party who is owed an obligation to indemnify and defend against a Claim or Loss pursuant to Section 14.

     (l) "Indemnifying Party" means the VENDOR or CORVIS, as the case may be, who owes an obligation to indemnify and defend against a Claim or Loss pursuant to Section 14.

     (m) "Manufacturing Standards" means the specifications for manufacturing process steps and manufacturing conditions set forth in Attachment 2.

     (n)"Products" shall mean the products described in Attachment 1.

     (o) "Product Quality Specifications" means those specifications for a Product established pursuant to Attachment 2 and shall include performance and other specifications.

     (p) "Purchase Order" shall mean a purchase order delivered by CORVIS and may include data in an equivalent form exchanged by Electronic Data Interchange.

     (q) "Regulated Substance" means any pollutant, contaminant, hazardous substance, hazardous material, toxic substance, toxic pollutant, solid waste, municipal waste, industrial waste, or hazardous waste, that is defined as such and is subject to regulation under any applicable Environmental Law.

     (r) "VENDOR Indemnified Parties" means VENDOR, its officers, directors, employees, agents, successors and permitted assigns.

     (s) "VENDOR Responsible Parties" means the VENDOR, and VENDOR's agents, employees, successors and assigns, or others for whose actions VENDOR has legal responsibility.

                        ATTACHMENT 1 - PRODUCT SUMMARY

     * Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                 ATTACHMENT 2
                                 ------------

                                SPECIFICATIONS
                                --------------


* Fused Tapered Coupler
Revision Level: B
Document Number: 91000096                                         [CORVIS LOGO]
Cognizant Engineer: *
--------------------------------------------------------------------------------


                           Procurement Specification

                            * Fused Tapered Coupler



                   This document and its contents are
                   proprietary to Corvis Corporation. NO
                   part of this document may be reproduced
                   in any form without written permission
                   from:

                               Corvis Corporation
                               P.O. Box 9400
                               7015 Albert Einstein Drive
                               Columbia, MD 21046-9400


--------------------------------------------------------------------------------
Proprietary Information                            Printed copy uncontrolled -
For Supply Purposes Only                           Verify latest revision online
Copyright 1999

                                                                     Page 1 of 7


* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

* Fused Tapered Coupler
Revision Level: B
Document Number: 91000096                                          [CORVIS LOGO]
Cognizant Engineer: *
--------------------------------------------------------------------------------


                               Table of Contents

 1  History..................................................................  3
 2  Description..............................................................  3
 3  Abbreviations............................................................  3
 4  Related Documents........................................................  3
 5  Absolute Maximum Ratings.................................................  4
 6  Electrical Characteristics...............................................  4
 7  Optical Characteristics..................................................  4
 8  Mechanical Requirements..................................................  5
 9  Qualification and Reliability............................................  6
10  Data Requirements........................................................  6
11  Electronic Data Requirements.............................................  6
12  Product Changes..........................................................  7
13  Shipping Requirements....................................................  7
14  Barcode Requirements.....................................................  7

                                List of Figures

Figure 1 Layout..............................................................  5

                                 List of Tables

Table 1 Absolute Maximum Ratings.............................................  4
Table 2 Optical Characteristics..............................................  4
Table 3 Variant vs. Coupling Ratios and insertion loss flatness..............  5
Table 4 Dimensions (in millimeters)..........................................  5
Table 5 Fiber Color vs. Port.................................................  5
Table 6 Electronic Data Requirements.........................................  6


--------------------------------------------------------------------------------
Proprietary Information                            Printed copy uncontrolled -
For Supply Purposes Only                           Verify latest revision online
Copyright 1999

                                                                     Page 2 of 7


* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

* Fused Tapered Coupler
Revision Level: B
Document Number: 91000096                                          [CORVIS LOGO]
Cognizant Engineer: *
--------------------------------------------------------------------------------


1    HISTORY

Change of color code of the Tap leg ( * ) 08/24/2000
Increase of Fiber pigtail length ( * ) 08/24/2000
* Relaxation 08/24/2000
* Relaxation 08/24/2000

2    DESCRIPTION

The fused fiber coupler is a * device that has * and * ports. * of the * ports receives a fraction of the * power, while the other * port receives the remainder of the * power. The device shall be *
* over the * from * nm.

3    ABBREVIATIONS

All abbreviations used in this document are:

  Abbreviations                        Description
DFB                Distributed Feedback

DWDM               Dense Wavelength Division Multiplex

ER                 Extinction Ratio

Ith                Threshold current

IL                 Insertion Loss

ITU-T              International Telecommunications Union - Telecommunications

P-P                Peak-to-peak

PDL                Polarization Dependent Loss

PMD                Polarization Mode Dispersion

*                  *

*                  *

*                  *

S(ii)              Return loss from port i to port I

T(case)            Case temperature

T(op)              Operating temperature

T(store)           Storage temperature

TBD                To Be Determined

4    RELATED DOCUMENTS

     ellcore GR-1209-CORE

     Bellcore GR-1221-CORE

     Bellcore GR-2882-CORE

     Corvis Corporation Barcode Technical Specification, Document 20000135

     Corvis Corporation Electronic Data Requirements, Document 20000413.


--------------------------------------------------------------------------------
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                                                                     Page 3 of 7


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

* Fused Tapered Coupler
Revision Level: B
Document Number: 91000096                                          [CORVIS LOGO]
Cognizant Engineer: *
--------------------------------------------------------------------------------


5   ABSOLUTE MAXIMUM RATINGS

Absolute maximum ratings are intended to be conditions that a module can be subjected to for short periods of time without permanent decrease in performance or reliability. The exception is case storage temperature for which extended periods of time must be acceptable.

                        Table 1 Absolute Maximum Ratings

                             Parameter                                 Min       Max       Unit
-------------------------------------------------------------------------------------------------
*                                                                       *         *         *
-------------------------------------------------------------------------------------------------
*                                                                       *         *         *
-------------------------------------------------------------------------------------------------
*                                                                       *         *         *
-------------------------------------------------------------------------------------------------
*                                                                       *         *         *
-------------------------------------------------------------------------------------------------

6    ELECTRICAL CHARACTERISTICS

This section is not applicable to this specification.

7    OPTICAL CHARACTERISTICS

Case operating temperature range is * C, unless otherwise stated.

                        Table 2 Optical Characteristics

            Parameter                 Symbol       Min.       Typ.       Max.       Units             Comment
----------------------------------------------------------------------------------------------------------------------
*
----------------------------------------------------------------------------------------------------------------------
*
----------------------------------------------------------------------------------------------------------------------
*
----------------------------------------------------------------------------------------------------------------------
*
                                                 ---------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
*
----------------------------------------------------------------------------------------------------------------------
*
----------------------------------------------------------------------------------------------------------------------
*
----------------------------------------------------------------------------------------------------------------------
*
----------------------------------------------------------------------------------------------------------------------
*
----------------------------------------------------------------------------------------------------------------------
*
----------------------------------------------------------------------------------------------------------------------
*
----------------------------------------------------------------------------------------------------------------------
*
----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
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

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Revision Level: B
Document Number: 91000096                                          [CORVIS LOGO]
Cognizant Engineer: *
--------------------------------------------------------------------------------


                    Table 3 Variant vs. Coupling Ratios *

   Variant     Coupling Ratio   Coupling Ratio    Tap Insertion      Max Through             *             Max PDL from
                     (%)         Tolerance (%)      Loss (dB)      Insertion Loss                             * (dB)
                                                        *              (dB) *
--------------------------------------------------------------------------------------------------------------------------
     -010             *
--------------------------------------------------------------------------------------------------------------------------
     -011             *
 See note 1
--------------------------------------------------------------------------------------------------------------------------
     -020             *
--------------------------------------------------------------------------------------------------------------------------
     -030             *
--------------------------------------------------------------------------------------------------------------------------
     -040             *
--------------------------------------------------------------------------------------------------------------------------
     -050             *
--------------------------------------------------------------------------------------------------------------------------
     -060             *
--------------------------------------------------------------------------------------------------------------------------

Note 1: variant 011 specifies a tap ratio of *, with a tolerance ratio of * , at
* nm and at room temperature.

8    MECHANICAL REQUIREMENTS

                                Figure 1 Layout

                                       *



                      Table 4 Dimensions (in millimeters)

                        Feature                            Min.       Typ.        Max.
-----------------------------------------------------------------------------------------
*                                                                                  *
-----------------------------------------------------------------------------------------
*                                                                                  *
-----------------------------------------------------------------------------------------
*                                                            *
-----------------------------------------------------------------------------------------

                          Table 5 Fiber Color vs. Port

                      *                                  *                     *
------------------------------------------------------------------------------------------
                      *                                  *                     *
------------------------------------------------------------------------------------------

     Optical fiber characteristics: * micron diameter buffer, or equivalent

     Optical Connector type: Not required but may be supplied with connectors if the manufacturer ordinarily uses them for test or manufacturing purposes.


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--------------------------------------------------------------------------------


     Labeling: The fiber pigtails shall not have any labels or stickers attached to it in any form.

     Fiber Coloring: The fiber pigtails shall be colored over the whole length of the pigtail.

9    QUALIFICATION AND RELIABILITY

The device shall be qualified to, and meet the reliability requirements of Bellcore GR-1209-CORE & GR-1221-CORE. Devices shall be deemed to have failed if any electrical or optical parameter does not meet the requirements of this document.

10   DATA REQUIREMENTS

Each device shall be tested and a hard copy of the following data shall be included with the component:

     1.   Insertion loss and coupling ratio for * channels at * nm at *
          C.

     2.   Corvis document revision level to which the part was manufactured.

11  ELECTRONIC DATA REQUIREMENTS

The electronic data requirements are described in the Corvis Electronic Data Requirements, Document 20000413. The specific format associated with this component shall be as follows:

                      Table 6 Electronic Data Requirements

Column number   Header                   Description                 Unit       Data Format - Maximum length
----------------------------------------------------------------------------------------------------------------------
       1        CPN         Corvis Part number                       N/A        Alphanumeric 13 max
----------------------------------------------------------------------------------------------------------------------
       2        REV         Revision Level                           N/A        Alphanumeric 3 max
----------------------------------------------------------------------------------------------------------------------
       3        VCN         Vendor Code number                       N/A        Numeric 12 max
----------------------------------------------------------------------------------------------------------------------
       4        VPN         Vendor part number                       N/A        Alphanumeric 255 max
----------------------------------------------------------------------------------------------------------------------
       5        VSN         Serial number                            N/A        Alphanumeric 255 max
----------------------------------------------------------------------------------------------------------------------
       6        DATE        Date                                     N/A        MMDDYYYY
----------------------------------------------------------------------------------------------------------------------
       7         *           *                                       dB         Numeric *
----------------------------------------------------------------------------------------------------------------------
       8         *           *                                       dB         Numeric *
----------------------------------------------------------------------------------------------------------------------
       9         *           *                                       dB         Numeric *
----------------------------------------------------------------------------------------------------------------------
      10         *           *                                       dB         Numeric *
----------------------------------------------------------------------------------------------------------------------
      11         *           *                                       dB         Numeric *
----------------------------------------------------------------------------------------------------------------------
      12         *           *                                       dB         Numeric *
----------------------------------------------------------------------------------------------------------------------
      13         *           *                                       %          Numeric *
----------------------------------------------------------------------------------------------------------------------
      14         *           *                                       %          Numeric *
----------------------------------------------------------------------------------------------------------------------
      15         *                                                   %          Numeric *
----------------------------------------------------------------------------------------------------------------------


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Cognizant Engineer: *
--------------------------------------------------------------------------------


12   PRODUCT CHANGES

Not less than 6 months notice in writing to Corvis Corporation must be given in the event of any changes to this product (form, fit or function) or manufacturing process.

13   SHIPPING REQUIREMENTS

Each component shall bear a label with the following information as a minimum:

     1.   The manufacturer's identity,

     2.   Part number,

     3.   Serial number,

The devices shall be individually packaged in an antistatic container in a manner that prevents damage during transit. The container and packing shall be suitable for use in a class 10,000 clean room.

The container shall bear the following information as a minimum:

     1.   The manufacturer's identity,

     2.   The manufacturer's part number,

     3.   Corvis Corporation part number,

     4.   The manufacturer's serial number.

     5. The revision level of the procurement specification document against which they were manufactured.

14   BARCODE REQUIREMENTS

Technical Specifications of the Barcodes are described in Corvis document 20000135.

Each individual component container shall have 3 bar codes:

     1.   Corvis Part number (human readable),

     2.   Revision level ( human readable)

     3.   Supplier Part number (human readable),

     4.   Serial number (human readable).

The external container containing shipped components must bear the following barcodes:

     1.   Purchase order number (human readable),

     2. Quantity (human readable only, No barcode) only if the external container is populated with one type of component.


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

* Multiplexer
Revision Level: 0.2
Document Number: 91000303                                          [CORVIS LOGO]
Cognizant Engineer: *
--------------------------------------------------------------------------------


                           Procurement Specification

                                       *

                                 * Multiplexer



                   This document and its contents are
                   proprietary to Corvis Corporation. NO
                   part of this document may be reproduced
                   in any form without written permission
                   from:

                               Corvis Corporation
                               P.O. Box 9400
                               7015 Albert Einstein Drive
                               Columbia, MD 21046-9400


--------------------------------------------------------------------------------
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

* Multiplexer
Revision Level: 0.2
Document Number: 91000303                                          [CORVIS LOGO]
Cognizant Engineer: *
--------------------------------------------------------------------------------


                               Table of Contents

 1  History..................................................................  3
 2  Description..............................................................  3
 3  Abbreviations............................................................  3
 4  Related Documents........................................................  3
 5  Absolute Maximum Ratings.................................................  4
 6  Electrical Characteristics...............................................  4
 7  Optical Characteristics..................................................  4
 8  Mechanical Requirements..................................................  5
 9  Qualification and Reliability............................................  6
10  Data Requirements........................................................  6
11  Electronic Data Requirements.............................................  7
12  Shipping Requirements....................................................  8
13  Barcode Requirements.....................................................  8
14  Product Changes..........................................................  8

                                List of Figures

Figure 1 Layout..............................................................  5

                                 List of Tables

Table 1 Absolute Maximum Ratings.............................................  4
Table 2 Optical Characteristics..............................................  4
Table 3 Dimensions (in millimeters)..........................................  5
Table 4 Electronic Data Requirements.........................................  7


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

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Revision Level: 0.2
Document Number: 91000303                                          [CORVIS LOGO]
Cognizant Engineer: *
--------------------------------------------------------------------------------


1    HISTORY

Document created.

2    DESCRIPTION

This document specifies the requirements for a * nm *. This * component combines the optical power from * .

3    ABBREVIATIONS

All abbreviations used in this document are:

  Abbreviations                   Description
IL(i)              Insertion Loss (where i = port number)

ILH(i)             Insertion Loss (wavelength)(i) *

ILL(i)             Insertion Loss (wavelength)(i) *

ISO(i)             Isolation (where i = port number)

P                  Power

PDL                Polarization Dependent Loss

(wavelength)(i)    Target Wavelength (where i = port number)

S(i)               Return loss (where i = port number)

T(case)            Case temperature

T(op)              Operating temperature

T(store)           Storage temperature

4    RELATED DOCUMENTS

     Telcordia GR-1209-CORE

     Telcordia GR-1221-CORE

     Corvis Corporation Barcode Technical Specification, Document 20000135

     Corvis Corporation Electronic Data Requirements, Document 20000413.


--------------------------------------------------------------------------------
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

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Revision Level: 0.2
Document Number: 91000303                                          [CORVIS LOGO]
Cognizant Engineer: *
--------------------------------------------------------------------------------


5    ABSOLUTE MAXIMUM RATINGS

Absolute maximum ratings are intended to be conditions that a module can be subjected to for short periods of time without permanent decrease in performance or reliability. The exception is case storage temperature for which extended periods of time must be acceptable.

                        Table 1 Absolute Maximum Ratings

                           Parameter                                Min       Max       Unit
----------------------------------------------------------------------------------------------
Case storage temperature                                             *         *         *
----------------------------------------------------------------------------------------------
Case operating temperature                                           *         *         *
----------------------------------------------------------------------------------------------
Fiber bend radius                                                    *                   *
----------------------------------------------------------------------------------------------
Fiber tensile load                                                   *                   *
----------------------------------------------------------------------------------------------

6    ELECTRICAL CHARACTERISTICS

This section is not applicable to this specification.

7    OPTICAL CHARACTERISTICS

Case operating temperature range is * , unless otherwise stated. Values of wavelengths are referenced to vacuum wavelengths.

                        Table 2 Optical Characteristics

           Parameter               Symbol      Min.           Typ.          Max.       Units              Comment
---------------------------------------------------------------------------------------------------------------------------
*                                    *           *             *              *          *      *
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
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

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Document Number: 91000303                                          [CORVIS LOGO]
Cognizant Engineer: *
--------------------------------------------------------------------------------


8    MECHANICAL REQUIREMENTS




                                       *


                                Figure 1 Layout


                      Table 3 Dimensions (in millimeters)

               Feature                    Min.       Typ.       Max.              Comment
---------------------------------------------------------------------------------------------------
Length L                                                         *
---------------------------------------------------------------------------------------------------
Diameter D                                                       *
---------------------------------------------------------------------------------------------------
Fiber Pigtails                              *
---------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
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

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Document Number: 91000303                                          [CORVIS LOGO]
Cognizant Engineer: *
--------------------------------------------------------------------------------


     Optical fiber characteristics: * micron diameter jacket, or equivalent

     Optical Connector type: Not required but may be supplied with connectors if the manufacturer ordinarily uses them for test or manufacturing purposes.

     Color coding: Color code fibers as shown in

     Couplers: should not be spliced together on delivery.

9    QUALIFICATION AND RELIABILITY

The passive elements of the modules shall be qualified to, and meet the reliability requirements of Telcordia GR-1209-CORE & GR-1221-CORE. Modules shall be deemed to have failed if any optical parameter does not meet the requirements of this document.

10   DATA REQUIREMENTS

As a minimum, the following data is required with each module:

     1.   Insertion loss between each input port and the output port at *

     2.   Directivity of each input port with respect to the * ports

     3. All data should be supplied in electronic format (e.g., Excel Spreadsheet).


--------------------------------------------------------------------------------
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

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Revision Level: 0.2
Document Number: 91000303                                          [CORVIS LOGO]
Cognizant Engineer: *
--------------------------------------------------------------------------------


11   ELECTRONIC DATA REQUIREMENTS

The electronic data requirements are described in the Corvis Electronic Data Requirements, Document 20000413. The specific format associated with this component shall be as follows:

                      Table 4 Electronic Data Requirements

Column number    Header                  Description                  Unit         Data Format - Maximum length
---------------------------------------------------------------------------------------------------------------------
      1          CPN         Corvis Part number                       N/A       Alphanumeric 13 max
---------------------------------------------------------------------------------------------------------------------
      2          Rev         Revision Level                           N/A       Alphanumeric 3 max
---------------------------------------------------------------------------------------------------------------------
      3          VCN         Vendor Code number                       N/A       Numeric 12 max
---------------------------------------------------------------------------------------------------------------------
      4          VPN         Vendor part number                       N/A       Alphanumeric 255 max
---------------------------------------------------------------------------------------------------------------------
      5          S/N         Serial number                            N/A       Alphanumeric 255 max
---------------------------------------------------------------------------------------------------------------------
      6          Date        Date                                     N/A       MMDDYYYY
---------------------------------------------------------------------------------------------------------------------
      7          S/NC1       *                                        N/A       Numeric 12 max
---------------------------------------------------------------------------------------------------------------------
      8          S/NC2       *                                        N/A       Numeric 12 max
---------------------------------------------------------------------------------------------------------------------
      9          S/NC3       *                                        N/A       Numeric 12 max
---------------------------------------------------------------------------------------------------------------------
     10          *           *                                        dB        Numeric 12 max
---------------------------------------------------------------------------------------------------------------------
     11          *           *                                        dB        Numeric 12 max
---------------------------------------------------------------------------------------------------------------------
     12          *           *                                        dB        Numeric 12 max
---------------------------------------------------------------------------------------------------------------------
     13          *           *                                        dB        Numeric 12 max
---------------------------------------------------------------------------------------------------------------------
     14          *           *                                        dB        Numeric 12 max
---------------------------------------------------------------------------------------------------------------------
     15          *           *                                        dB        Numeric 12 max
---------------------------------------------------------------------------------------------------------------------
     16          *           *                                        dB        Numeric 12 max
---------------------------------------------------------------------------------------------------------------------
     17          *           *                                        dB        Numeric 12 max
---------------------------------------------------------------------------------------------------------------------
     18          *           *                                        dB        Numeric 12 max
---------------------------------------------------------------------------------------------------------------------
     19          *           *                                        dB        Numeric 12 max
---------------------------------------------------------------------------------------------------------------------
     20          *           *                                        dB        Numeric 12 max
---------------------------------------------------------------------------------------------------------------------
     21          *           *                                        dB        Numeric 12 max
---------------------------------------------------------------------------------------------------------------------
     22          *           *                                        dB        Numeric 12 max
---------------------------------------------------------------------------------------------------------------------
     23          *           *                                        dB        Numeric 12 max
---------------------------------------------------------------------------------------------------------------------
     24          *           *                                        dB        Numeric 12 max
---------------------------------------------------------------------------------------------------------------------
     25          *           *                                        dB        Numeric 12 max
---------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
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

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Revision Level: 0.2
Document Number: 91000303                                          [CORVIS LOGO]
Cognizant Engineer: *
--------------------------------------------------------------------------------


12   SHIPPING REQUIREMENTS

Each component shall bear a label with the following information as a minimum:

     1.   The manufacturer's identity

     2.   The manufacturer's part number

     3.   The manufacturer's serial number

     4.   Identification of each optical port

The pump combiners shall be individually packaged in containers in a manner that prevents damage during transit. The container and packing shall be of a static dissipative material and be suitable for use in a class 10,000 cleanroom.

The container shall bear the following information as a minimum:

     1.   The manufacturer's identity

     2.   The manufacturer's part number

     3.   Corvis Corporation part number

     4.   The manufacturer's serial number

     5.   Wavelengths: *

13   BARCODE REQUIREMENTS

Technical Specifications of the Barcodes are described in Corvis document 20000315.

Each individual component container shall have 3 bar codes and the following information clearly discernable to the unaided eye:

     1.   Corvis Part number,

     2.   Supplier Part number,

     3.   Serial number.

The external container containing shipped components must bear the following barcodes and text, clearly discernable to the unaided eye:

     1.   Purchase order number,

     2. Quantity (barcode not required), only if the external container is populated with one type of component.

14   PRODUCT CHANGES

Not less than 6 months notice in writing to Corvis Corporation must be given in the event of any changes to this product (form, fit or function) or manufacturing process.


--------------------------------------------------------------------------------
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requested with respect to the omitted portions.

* Multiplexing Filter
Revision Level: B.1
Document Number: 91000094                                          [CORVIS LOGO]
Cognizant Engineer: *
--------------------------------------------------------------------------------


                           Procurement Specification

                             * Multiplexing Filter



                   This document and its contents are
                   proprietary to Corvis Corporation. NO
                   part of this document may be reproduced
                   in any form without written permission
                   from:

                               Corvis Corporation
                               P.O. Box 9400
                               7015 Albert Einstein Drive
                               Columbia, MD 21046-9400


--------------------------------------------------------------------------------
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All Rights Reserved
                                                                     Page 1 of 9


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requested with respect to the omitted portions.

* Multiplexing Filter
Revision Level: B.1
Document Number: 91000094                                          [CORVIS LOGO]
Cognizant Engineer: *
--------------------------------------------------------------------------------


                               Table of Contents

 1  History..................................................................  4
 2  Description..............................................................  4
 3  Abbreviations............................................................  4
 4  Related Documents........................................................  4
 5  Absolute Maximum Ratings.................................................  4
 6  Electrical Characteristics...............................................  5
 7  Optical Characteristics..................................................  5
 8  Mechanical Requirements..................................................  6
 9  Qualification and Reliability............................................  7
10  Data Requirements........................................................  7
11  Electronic Data requirements.............................................  8
12  Product Changes..........................................................  8
13  Shipping Requirements....................................................  9
14  Barcode Requirements.....................................................  9

                                List of Figures

Figure 1 Filter Representation...............................................  6

                                 List of Tables

Table 1 Absolute maximum ratings.............................................  4
Table 2 Optical characteristics..............................................  5
Table 3 Dimensions...........................................................  6
Table 4 Package Requirements.................................................  7
Table 5 Data Requirements....................................................  8


--------------------------------------------------------------------------------
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requested with respect to the omitted portions.

* Multiplexing Filter
Revision Level: B.1
Document Number: 91000094                                          [CORVIS LOGO]
Cognizant Engineer: *
--------------------------------------------------------------------------------


                                    WARNING

                                    Class IV

                                Laser Radiation

          Avoid Eye or Skin Exposure to Direct or Scattered Radiation



                                    CAUTION

                        ESD Sensitive Electronic Devices

                          Observe All ESD Precautions


--------------------------------------------------------------------------------
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

* Multiplexing Filter
Revision Level: B.1
Document Number: 91000094                                          [CORVIS LOGO]
Cognizant Engineer: *
--------------------------------------------------------------------------------


1    HISTORY

Document creation date 09/01/99

2    DESCRIPTION

This document specifies the requirements for a * multiplexing filter. This device is used in a DWDM fiber optic system to combine *. The device has * input ports each containing *, and * output * that contains *.

3    ABBREVIATIONS

All abbreviations used in this document are:

         Abbreviations                             Description
      DWDM                              Dense Wavelength Division Multiplex

4    RELATED DOCUMENTS

     .  ANSI Z 136.1 - 1993.Safe use of Lasers

     .  Bellcore TR-NWT-000870 or equivalent.

     .  Bellcore GR - 1209 - CORE

     .  Bellcore GR - 1221 - CORE

     .  Bellcore GR - 2883 - CORE

     .  Corvis Document 20000135 - Barcode

     .  Corvis Document 20000413 - Electronic Data Technical Requirements

     .  ITU-T G.mcs grid

     .  Telcordia GR-468-CORE

5    ABSOLUTE MAXIMUM RATINGS

Absolute maximum ratings are intended to be conditions that a module can be subjected to for short periods of time without permanent decrease in performance or reliability. The exception is case storage temperature for which extended periods of time must be acceptable.

                        Table 1 Absolute maximum ratings

                             Parameter                                 Min       Max       Unit
-------------------------------------------------------------------------------------------------
Storage temperature                                                     *         *         *
-------------------------------------------------------------------------------------------------
Operating temperature                                                   *         *         *
-------------------------------------------------------------------------------------------------
Fiber bend radius                                                       *                   *
-------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
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                                                                     Page 4 of 9


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requested with respect to the omitted portions.

* Multiplexing Filter
Revision Level: B.1
Document Number: 91000094                                          [CORVIS LOGO]
Cognizant Engineer: *
--------------------------------------------------------------------------------


6    ELECTRICAL CHARACTERISTICS

Not applicable

7    OPTICAL CHARACTERISTICS

The specification of Table 2 applies to the complete filter assembly, and not to the individual components.

Case operating temperature range is * Unless otherwise stated.


                        Table 2 Optical characteristics

          Parameter               Symbol       Min.        Type.       Max.       Units              Comment
-----------------------------------------------------------------------------------------------------------------------
*
-----------------------------------------------------------------------------------------------------------------------
*
-----------------------------------------------------------------------------------------------------------------------
*
-----------------------------------------------------------------------------------------------------------------------
*
-----------------------------------------------------------------------------------------------------------------------
*
-----------------------------------------------------------------------------------------------------------------------
*
-----------------------------------------------------------------------------------------------------------------------
*
-----------------------------------------------------------------------------------------------------------------------
*
-----------------------------------------------------------------------------------------------------------------------
*
-----------------------------------------------------------------------------------------------------------------------
*
-----------------------------------------------------------------------------------------------------------------------
*
-----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
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                                                                     Page 5 of 9


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the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

* Multiplexing Filter
Revision Level: B.1
Document Number: 91000094                                          [CORVIS LOGO]
Cognizant Engineer: *
--------------------------------------------------------------------------------


8    MECHANICAL REQUIREMENTS

                                       *

                         Figure 1 Filter Representation


                               Table 3 Dimensions

                    Feature                         Min.          Max.             Units
---------------------------------------------------------------------------------------------
Diameter                                                            *               mm
---------------------------------------------------------------------------------------------
Length L Including Flexible Boots                                   *               mm
---------------------------------------------------------------------------------------------
Fiber pigtails                                        *                             mm
---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
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All Rights Reserved
                                                                     Page 6 of 9


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

* Multiplexing Filter
Revision Level: B.1
Document Number: 91000094                                          [CORVIS LOGO]
Cognizant Engineer: *
--------------------------------------------------------------------------------


                          Table 4 Package Requirements

     Optical fiber characteristics     * microns diameter jacket, or equivalent.
                                       Length = * mm.

     Color Coding                      Length * mm and starts at * mm from
                                       package

     Fiber Proof Test                  The filter shall be proof tested after
                                       recoating by application of a * Newton
                                       tensile stress.

     Optical Connector Type            Not required but may be supplied with
                                       connectors if the manufacturer ordinarily uses them for test or manufacturing purposes.

9    QUALIFICATION AND RELIABILITY

The device shall be qualified to and shall meet the reliability requirements of Telcordia GR-468-CORE. Modules shall be deemed to have failed if any electrical or optical parameter does not meet the requirements of this document.

10   DATA REQUIREMENTS

Each filter shall be supplied with the following data

     1. Measured value of (wavelength)c for each channel at T = *, and the filter bandwidth at * dB level.

     2.   Insertion loss; at (wavelength)c and T = *.

     3. Spectral plots of the transmission between (wavelength)c * nm and (wavelength)c * nm.


--------------------------------------------------------------------------------
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requested with respect to the omitted portions.

* Multiplexing Filter
Revision Level: B.1
Document Number: 91000094                                          [CORVIS LOGO]
Cognizant Engineer: *
--------------------------------------------------------------------------------


11   ELECTRONIC DATA REQUIREMENTS

The electronic data requirements are described in the Corvis Electronic Data Requirements, Document 20000413. The specific format associated with this component shall be as follows:

                           Table 5 Data Requirements

        Column Number                               Description                             Unit
-----------------------------------------------------------------------------------------------------
              1                 Corvis Part Number                                          N/A
-----------------------------------------------------------------------------------------------------
              2                 Vendor Name                                                 N/A
-----------------------------------------------------------------------------------------------------
              3                 Vendor Part Number                                          N/A
-----------------------------------------------------------------------------------------------------
              4                 Serial Number                                               N/A
-----------------------------------------------------------------------------------------------------
              5                 Date                                                      MM/DD/YY
-----------------------------------------------------------------------------------------------------
              6                 *                                                            nm
-----------------------------------------------------------------------------------------------------
              7                 *                                                            nm
-----------------------------------------------------------------------------------------------------
              8                 *                                                            nm
-----------------------------------------------------------------------------------------------------
              9                 *                                                            nm
-----------------------------------------------------------------------------------------------------
             10                 *                                                            nm
-----------------------------------------------------------------------------------------------------
             11                 *                                                            nm
-----------------------------------------------------------------------------------------------------
             12                 *                                                            nm
-----------------------------------------------------------------------------------------------------
             13                 *                                                            nm
-----------------------------------------------------------------------------------------------------
             14                 *                                                            dB
-----------------------------------------------------------------------------------------------------
             15                 *                                                            dB
-----------------------------------------------------------------------------------------------------
             16                 *                                                            dB
-----------------------------------------------------------------------------------------------------
             17                 *                                                            dB
-----------------------------------------------------------------------------------------------------
             18                 *                                                            dB
-----------------------------------------------------------------------------------------------------
             19                 *                                                            dB
-----------------------------------------------------------------------------------------------------
             20                 *                                                            dB
-----------------------------------------------------------------------------------------------------
             21                 *                                                            dB
-----------------------------------------------------------------------------------------------------

12   PRODUCT CHANGES

Not less than 6 months notice must be given in writing to Corvis Corporation in the event that any changes occur to this product (form, fit or function) or manufacturing process.


--------------------------------------------------------------------------------
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

* Multiplexing Filter
Revision Level: B.1
Document Number: 91000094                                          [CORVIS LOGO]
Cognizant Engineer: *
--------------------------------------------------------------------------------


13   SHIPPING REQUIREMENTS

Each device shall bear a label with the following information as a minimum:

     1.   The manufacturer's identity

     2.   Part number

     3.   Serial number

The devices shall be individually packaged in an antistatic container in a manner that prevents damage during transit. The container and packing shall be suitable for use in a class 10,000 clean room.

The container shall bear the following information as a minimum:

     1.   The manufacturers identity

     2.   The manufacturers part number

     3.   CORVIS Corporation. Part number

     4.   The manufacturers serial number

14   BARCODE REQUIREMENTS

Technical Specifications of the Barcodes are described in Corvis document 20000315.

Each device container shall have 3 bar codes and the following information clearly discernable to the unaided eye:

     1.   Corvis Part number,

     2.   Supplier Part number,

     3.   Serial number.

The external container containing shipped components must bear the following barcodes and text, clearly discernable to the unaided eye:

     1.   Purchase order number

     2. Quantity (barcode not required), only if the external container is populated with one type of component


--------------------------------------------------------------------------------
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                                                                     Page 9 of 9


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

Fused Fiber * Coupler
Revision Level: B
Document Number: 91000110                                          [CORVIS LOGO]
Cognizant Engineer: *
--------------------------------------------------------------------------------


                           Procurement Specification

                             Fused Fiber * Coupler


                    This document and its contents are
                    proprietary to Corvis Corporation. NO
                    part of this document may be reproduced
                    in any form without written permission
                    from:

                                Corvis Corporation
                                P.O. Box 9400
                                7015 Albert Einstein Drive
                                Columbia, MD 21046-9400


--------------------------------------------------------------------------------
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                                                                     Page 1 of 8


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requested with respect to the omitted portions.

Fused Fiber * Coupler
Revision Level: B
Document Number: 91000110                                          [CORVIS LOGO]
Cognizant Engineer: *
--------------------------------------------------------------------------------


                               Table of Contents

 1  History..................................................................  3
 2  Description..............................................................  3
 3  Abbreviations............................................................  3
 4  Related Documents........................................................  3
 5  Absolute Maximum Ratings.................................................  4
 6  Electrical Characteristics...............................................  4
 7  Optical Characteristics..................................................  5
 8  Mechanical Requirements..................................................  6
 9  Qualification and Reliability............................................  7
10  Data Requirements........................................................  7
11  Electronic Data Requirements.............................................  7
12  Shipping Requirements....................................................  8
13  Barcode Requirements.....................................................  8
14  Product Changes..........................................................  8

                                List of Figures

Figure 1 Layout..............................................................  6

                                 List of Tables

Table 1 Absolute Maximum Ratings.............................................  4
Table 2 Optical Characteristics..............................................  5
Table 3 Variant vs. Coupling Ratios..........................................  5
Table 4 Dimensions (in millimeters)..........................................  6
Table 5 Fiber Pigtail Color Scheme...........................................  6
Table 6 Electronic Data Requirements.........................................  7


--------------------------------------------------------------------------------
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                                                                     Page 2 of 8


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the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Fused Fiber * Coupler
Revision Level: B
Document Number: 91000110                                          [CORVIS LOGO]
Cognizant Engineer: *
--------------------------------------------------------------------------------


1    HISTORY

Document created.

2    DESCRIPTION

The fused fiber coupler is a * device that has * and *. * of the output ports receives a fraction of the input power, while the * output port receives the remainder of the input power. The device shall be * over the wavelength range from * nm. A * port is available such that the device may be used *.

3    ABBREVIATIONS

All abbreviations used in this document are:

  Abbreviations                   Description
EL                 Excess Loss

FTC                Fused Tapered Coupler

IL(i)              Insertion Loss (where i = port number )

P(i)               Power (where i = port number)

PDL                Polarization Dependent Loss

(wavelength)       Wavelength Range

S(i)               Return loss (where i = port number)

T(case)            Case temperature

T(op)              Operating temperature

T(store)           Storage temperature

4    RELATED DOCUMENTS

     Telcordia GR-1209-CORE

     Telcordia GR-1221-CORE

     Corvis Corporation Barcode Technical Specification, Document 20000135

     Corvis Corporation Electronic Data Requirements, Document 20000413.


--------------------------------------------------------------------------------
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Copyright 1999

                                                                     Page 3 of 8


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the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Fused Fiber * Coupler
Revision Level: B
Document Number: 91000110                                          [CORVIS LOGO]
Cognizant Engineer: *
--------------------------------------------------------------------------------


5    ABSOLUTE MAXIMUM RATINGS

Absolute maximum ratings are intended to be conditions that a module can be subjected to for short periods of time without permanent decrease in performance or reliability. The exception is case storage temperature for which extended periods of time must be acceptable.

                        Table 1 Absolute Maximum Ratings

                          Parameter                               Min       Max       Unit
--------------------------------------------------------------------------------------------
Storage temperature                                                *         *         *
--------------------------------------------------------------------------------------------
Operating temperature                                              *         *         *
--------------------------------------------------------------------------------------------
Fiber bend radius                                                  *                   *
--------------------------------------------------------------------------------------------
Fiber tensile load                                                 *                   *
--------------------------------------------------------------------------------------------

6    ELECTRICAL CHARACTERISTICS

This section is not applicable to this specification.


--------------------------------------------------------------------------------
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                                                                     Page 4 of 8


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requested with respect to the omitted portions.

Fused Fiber * Coupler
Revision Level: B
Document Number: 91000110                                          [CORVIS LOGO]
Cognizant Engineer: *
--------------------------------------------------------------------------------


7    OPTICAL CHARACTERISTICS

Operating temperature range is *, unless otherwise stated.

                        Table 2 Optical Characteristics

           Parameter                Symbol      Min.      Typ.       Max.       Units                Comment
------------------------------------------------------------------------------------------------------------------------
Wavelength range                      *
------------------------------------------------------------------------------------------------------------------------
Excess Loss                           *
------------------------------------------------------------------------------------------------------------------------
Coupling Ratio                        *
------------------------------------------------------------------------------------------------------------------------
Flatness                              *
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Directivity                           *
------------------------------------------------------------------------------------------------------------------------
Polarization Dependent Loss           *
                                    ------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Return Loss                           *
------------------------------------------------------------------------------------------------------------------------
Thermal Stability                     *
------------------------------------------------------------------------------------------------------------------------
Power Rating                          *
------------------------------------------------------------------------------------------------------------------------

                      Table 3 Variant vs. Coupling Ratios

 Variant   Coupling Ratio (%)   Coupling Ratio Variance   PDL on the Tap port          * of the Tap port
                                          (%)                     (dB)                    (dB)
--------------------------------------------------------------------------------------------------------
    *
--------------------------------------------------------------------------------------------------------
    *
--------------------------------------------------------------------------------------------------------
    *
--------------------------------------------------------------------------------------------------------
    *
--------------------------------------------------------------------------------------------------------
    *
--------------------------------------------------------------------------------------------------------
    *
--------------------------------------------------------------------------------------------------------
    *
--------------------------------------------------------------------------------------------------------
    *
--------------------------------------------------------------------------------------------------------
    *
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
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Copyright 1999

                                                                     Page 5 of 8


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the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Fused Fiber * Coupler
Revision Level: B
Document Number: 91000110                                          [CORVIS LOGO]
Cognizant Engineer: *
--------------------------------------------------------------------------------


8    MECHANICAL REQUIREMENTS

                                       *

                                Figure 1 Layout


                      Table 4 Dimensions (in millimeters)

                          Feature                              Min.        Max.
----------------------------------------------------------------------------------
Length L                                                                    *
----------------------------------------------------------------------------------
Diameter (circle /)                                                         *
----------------------------------------------------------------------------------
Fiber pigtails                                                   *          *
----------------------------------------------------------------------------------

                       Table 5 Fiber Pigtail Color Scheme

                                       *

     Optical Connector type: Not required but may be supplied with connectors if the manufacturer ordinarily uses them for test or manufacturing purposes.

     Optical fiber characteristics: * micron diameter, or equivalent

     Proof test: Each fiber pigtail shall be * Newton tensile load.


--------------------------------------------------------------------------------
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                                                                     Page 6 of 8


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requested with respect to the omitted portions

Fused Fiber * Coupler
Revision Level: B
Document Number: 91000110                                          [CORVIS LOGO]
Cognizant Engineer: *
--------------------------------------------------------------------------------


9    QUALIFICATION AND RELIABILITY

The components shall be qualified to, and meet the reliability requirements of Telcordia GR-1209-CORE & GR-1221-CORE. Components shall be deemed to have failed if any optional parameter does not meet the requirements of this document.

10   DATA REQUIREMENTS

Each component shall be supplied with a hard copy of the following data:

     1.   Insertion loss and coupling ratio for both output channels at *.

11   ELECTRONIC DATA REQUIREMENTS

The electronic data requirements are described in the Corvis Electronic Data Requirements, Document 20000413. The specific format associated with this component shall be as follows:

                      Table 6 Electronic Data Requirements

Column number    Header                 Description                Unit       Data Format - Maximum length
---------------------------------------------------------------------------------------------------------------------
      1          CPN         CORVIS Part Number                     N/A       Alphanumeric 13 max
---------------------------------------------------------------------------------------------------------------------
      2          REV         CORVIS Revision                        N/A       Alphanumeric 3 max
---------------------------------------------------------------------------------------------------------------------
      3          VND         Vendor Code, provided by CORVIS        N/A       Numeric 12 max
---------------------------------------------------------------------------------------------------------------------
      4          VPN         Vendor Part Number                     N/A       Alphanumeric 255 max
---------------------------------------------------------------------------------------------------------------------
      5          VSN         Vendor S/N                             N/A       Alphanumeric 255 max
---------------------------------------------------------------------------------------------------------------------
      6          DATE        Date of Test                           N/A       MMDDYYYY
---------------------------------------------------------------------------------------------------------------------
      7          IL13L       *                                      dB        Numeric 12 max
---------------------------------------------------------------------------------------------------------------------
      8          IL14L       *                                      dB        Numeric 12 max
---------------------------------------------------------------------------------------------------------------------
      9          IL13M       *                                      dB        Numeric 12 max
---------------------------------------------------------------------------------------------------------------------
     10          IL14M       *                                      dB        Numeric 12 max
---------------------------------------------------------------------------------------------------------------------
     11          IL13H       *                                      dB        Numeric 12 max
---------------------------------------------------------------------------------------------------------------------
     12          IL14H       *                                      dB        Numeric 12 max
---------------------------------------------------------------------------------------------------------------------
     13          CRL         *                                      dB        Numeric 12 max
---------------------------------------------------------------------------------------------------------------------
     14          CRM         *                                      dB        Numeric 12 max
---------------------------------------------------------------------------------------------------------------------
     15          CRH         *                                      dB        Numeric 12 max
---------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
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                                                                     Page 7 of 8


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requested with respect to the omitted portions.

Fused Fiber * Coupler
Revision Level: B
Document Number: 91000110                                          [CORVIS LOGO]
Cognizant Engineer: *
--------------------------------------------------------------------------------


12   SHIPPING REQUIREMENTS

Each component shall bear a label with the following information as a minimum:

     1.   The manufacturers identity

     2.   Part number

     3.   Serial number

The components shall be individually packaged in a manner that prevents damage during transit. The container and packing shall be of a static dissipative material and be suitable for use in a class 10,000 cleanroom.

The container shall bear the following information as a minimum:

     1.   The manufacturer's identity

     2.   The manufacturer's part number

     3.   Corvis Corporation part number

     4.   The manufacturer's serial number

13   BARCODE REQUIREMENTS

Technical Specifications of the Barcodes are described in Corvis document 20000135.

Each individual component container shall have 3 bar codes and the following information clearly discernable to the unaided eye:

     1.   Corvis Part number,

     2.   Supplier Part number,

     3.   Serial number.

The external container containing shipped components must bear the following barcodes and text, clearly discernable to the unaided eye:

     1.   Purchase order number,

     2. Quantity (barcode not required), only if the external container is populated with one type of component.

14   PRODUCT CHANGES

Not less than 6 months notice in writing to Corvis Corporation must be given in the event of any changes to this product (form, fit or function) or manufacturing process.


--------------------------------------------------------------------------------
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Copyright 1999

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requested with respect to the omitted portions.

* Fused Tapered Combiners
Revision Level: C                                                  [CORVIS LOGO]
Document Number: 91000083
Cognizant Engineer: *
--------------------------------------------------------------------------------


                           Procurement Specification

                                   * Fused

                               Tapered Combiners



                      This document and its contents are
                      proprietary to Corvis Corporation. NO
                      part of this document may be reproduced
                      in any form without written permission
                      from:

                                  Corvis Corporation
                                  P.O. Box 9400
                                  7015 Albert Einstein Drive
                                  Columbia, MD 21046-9400


--------------------------------------------------------------------------------
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Copyright 2000

                                                                     Page 1 of 9


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the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

* Fused Tapered Combiners
Revision Level: C                                                  [CORVIS LOGO]
Document Number: 91000083
Cognizant Engineer: *
--------------------------------------------------------------------------------


                               Table of Contents


  1   HISTORY...............................................................  4
  2   DESCRIPTION...........................................................  4
  3   ABBREVIATIONS.........................................................  4
  4   RELATED DOCUMENTS.....................................................  4
  5   ABSOLUTE MAXIMUM RATINGS..............................................  5
  6   ELECTRICAL CHARACTERISTICS............................................  5
  7   OPTICAL CHARACTERISTICS...............................................  5
  8   MECHANICAL REQUIREMENTS...............................................  6
  9   QUALIFICATION AND RELIABILITY.........................................  7
 10   DATA REQUIREMENTS.....................................................  7
 11   ELECTRONIC DATA REQUIREMENTS..........................................  8
 12   PRODUCT CHANGE........................................................  8
 13   SHIPPING REQUIREMENTS.................................................  9
 14   BARCODE REQUIREMENTS..................................................  9


                                List of Figures

 Figure 1 Layout............................................................  6



                                 List of Tables

 Table 1  Absolute Maximum Ratings..........................................  5
 Table 2  Optical Characteristics...........................................  5
 Table 3  Wavelength and Channel Spacing Specifications.....................  6
 Table 4  Dimensions (in millimeters).......................................  6
 Table 5  Port Configuration................................................  6
 Table 6  Fiber Pigtail Color Scheme........................................  7
 Table 7  Electronic Data Requirements......................................  8


--------------------------------------------------------------------------------
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requested with respect to the omitted portions.

* Fused Tapered Combiners
Revision Level: C                                                  [CORVIS LOGO]
Document Number: 91000083
Cognizant Engineer: *
--------------------------------------------------------------------------------



                                    WARNING
                                    Class IV
                                Laser Radiation
          Avoid Eye or Skin Exposure to Direct or Scattered Radiation



                                    CAUTION
                        ESD Sensitive Electronic Devices
                          Observe All ESD Precautions



--------------------------------------------------------------------------------
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requested with respect to the omitted portions.

* Fused Tapered Combiners
Revision Level: C                                                  [CORVIS LOGO]
Document Number: 91000083
Cognizant Engineer: *
--------------------------------------------------------------------------------


1    HISTORY

Document created.

2    DESCRIPTION

This document specifies the requirements for the fused tapered couplers (FTC) used for combining the output of * nm range *.

3    ABBREVIATIONS

All abbreviations used in this document are:

    Abbreviations               Description

 FTC                         Fused Tapered Coupler

 IL(i)                       Insertion Loss (where i = port number)

 ISO(i)                      Isolation (where i = port number)

 P                           Power

 PDL                         Polarization Dependent Loss

 (wavelength)(i)             Target Wavelength (where i = port number)

 S(i)                        Return loss (where i = port number)

 T(case)                     Case temperature

 T(op)                       Operating temperature

 T(store)                    Storage temperature

4    RELATED DOCUMENTS

       Telcordia GR-1209-CORE

       Telcordia GR-1221-CORE

       Corvis Corporation Barcode Technical Specification, Document 20000135

       Corvis Corporation Electronic Data Requirements, Document 20000413.


--------------------------------------------------------------------------------
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Copyright 2000

                                                                     Page 4 of 9


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the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

* Fused Tapered Combiners
Revision Level: C                                                  [CORVIS LOGO]
Document Number: 9100083
Cognizant Engineer: *
--------------------------------------------------------------------------------


5    ABSOLUTE MAXIMUM RATINGS

Absolute maximum ratings are intended to be conditions that a module can be subjected to for short periods of time without permanent decrease in performance or reliability. The exception is case storage temperature for which extended periods of time must be acceptable.

                        Table 1 Absolute Maximum Ratings

----------------------------------------------------------
         Parameter        Min       Max       Unit
----------------------------------------------------------
Storage temperature        *         *        (degrees)C
----------------------------------------------------------
Operating temperature      *         *        (degrees)C
----------------------------------------------------------
Fiber bend radius          *                    mm
----------------------------------------------------------
Fiber tensile load         *                    N
----------------------------------------------------------

6    ELECTRICAL CHARACTERISTICS

This section is not applicable to this specification.

7    OPTICAL CHARACTERISTICS

Case operating temperature range is *, unless otherwise stated.

                        Table 2 Optical Characteristics

------------------------------------------------------------------------------------------------------------------------
          Parameter          Symbol               Min.        Typ.             Max.       Units              Comment
------------------------------------------------------------------------------------------------------------------------
Wavelength Range                (wavelength)(i)                See Table 3                  nm               *
------------------------------------------------------------------------------------------------------------------------
Insertion loss                  IL(1)                          See Table 3                  dB               *
------------------------------------------------------------------------------------------------------------------------
Insertion loss                  IL(2)                          See Table 3                  dB               *
------------------------------------------------------------------------------------------------------------------------
Channel Spacing                                                See Table 3                  nm
------------------------------------------------------------------------------------------------------------------------
Channel Passband                                   *                                        nm               *
------------------------------------------------------------------------------------------------------------------------
Flatness                                                       See Table 3                  dB               *
------------------------------------------------------------------------------------------------------------------------
Isolation                       ISO(1)             *                                        dB               *
------------------------------------------------------------------------------------------------------------------------
Isolation                       ISO(2)             *                                        dB               *
------------------------------------------------------------------------------------------------------------------------
Directivity                                        *                                        dB               *
------------------------------------------------------------------------------------------------------------------------
Polarization Dependent Loss     PDL                                             *           dB
------------------------------------------------------------------------------------------------------------------------
Return Loss                     S(i)               *                                        dB               *
------------------------------------------------------------------------------------------------------------------------
Thermal Wavelength Shift                           *                            *           pm/(degrees)C
------------------------------------------------------------------------------------------------------------------------
Power Rating                    P                  *                                        mW
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
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requested with respect to the omitted portions.

* Fused Tapered Combiners
Revision Level: C                                                  [CORVIS LOGO]
Document Number: 91000083
Cognizant Engineer: *
--------------------------------------------------------------------------------


             Table 3 Wavelength and Channel Spacing Specifications

------------------------------------------------------------------------------------------------------------------------------
 Variant   (wavelength)(1)        Max* from to                                  Max* from* to          Channel      Max. *
                nm                  (*  dB)       *             *                 (*  dB)             Spacing     over * nm
                                                                                                       (nm)         (dB)
------------------------------------------------------------------------------------------------------------------------------
    *
------------------------------------------------------------------------------------------------------------------------------
    *
------------------------------------------------------------------------------------------------------------------------------
    *
------------------------------------------------------------------------------------------------------------------------------
    *
------------------------------------------------------------------------------------------------------------------------------
    *
------------------------------------------------------------------------------------------------------------------------------
    *
------------------------------------------------------------------------------------------------------------------------------
    *
------------------------------------------------------------------------------------------------------------------------------
    *
------------------------------------------------------------------------------------------------------------------------------
    *
------------------------------------------------------------------------------------------------------------------------------
    *
------------------------------------------------------------------------------------------------------------------------------
    *
------------------------------------------------------------------------------------------------------------------------------
    *
------------------------------------------------------------------------------------------------------------------------------
    *
------------------------------------------------------------------------------------------------------------------------------

8    MECHANICAL REQUIREMENTS

                                Figure 1 Layout

                                       *

                      Table 4 Dimensions (in millimeters)

                -----------------------------------------------
                  Feature                Min.        Max.
                -----------------------------------------------
                  Length L                            *
                -----------------------------------------------
                  Diameter (circle/)                  *
                -----------------------------------------------
                  Fiber pigtails          *
                -----------------------------------------------


                          Table 5 Port Configuration

           ------------------------------------------------------------
            Port Number                       Function
           ------------------------------------------------------------
                 1                               *
           ------------------------------------------------------------
                 2                               *
           ------------------------------------------------------------
                 3                               *
           ------------------------------------------------------------
                 4                               *
           ------------------------------------------------------------


--------------------------------------------------------------------------------
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requested with respect to the omitted portions.

* Fused Tapered Combiners
Revision Level: C                                                  [CORVIS LOGO]
Document Number: 91000083
Cognizant Engineer: *
--------------------------------------------------------------------------------


                      Table 6 Fiber Pigtail Color Scheme

---------------------------------------------------------------------------------------------------------------------
    Variant              *               Port 1              *              Port 2       Port 3       Port 4

---------------------------------------------------------------------------------------------------------------------
    -010                 *                 Red               *                Blue          Brown        Clear
---------------------------------------------------------------------------------------------------------------------
    -020                 *                 Green             *                Black         Red          Clear
---------------------------------------------------------------------------------------------------------------------
    -030                 *                 Red               *                Blue          Brown        Clear
---------------------------------------------------------------------------------------------------------------------
    -040                 *                 Green             *                Black         Red          Clear
---------------------------------------------------------------------------------------------------------------------
    -050                 *                 Black             *                Green         Red          Clear
---------------------------------------------------------------------------------------------------------------------
    -060                 *                 Black             *                 Red          Black        Clear
---------------------------------------------------------------------------------------------------------------------
    -070                 *                 Brown             *                 Red          Blue         Clear
---------------------------------------------------------------------------------------------------------------------
    -080                 *                 Red               *                 Blue         Brown        Clear
---------------------------------------------------------------------------------------------------------------------
    -090                 *                 Green             *                 Black        Red          Clear
---------------------------------------------------------------------------------------------------------------------
    -100                 *                 Red               *                 Blue         Brown        Clear
---------------------------------------------------------------------------------------------------------------------
    -110                 *                 Red               *                 Blue         Brown        Clear
---------------------------------------------------------------------------------------------------------------------
    -120                 *                 Red               *                 Blue         Brown        Clear
---------------------------------------------------------------------------------------------------------------------
    -130                 *                 Red               *                 Blue         Brown        Clear
---------------------------------------------------------------------------------------------------------------------

     Optical Connector type: Not required but may be supplied with connectors if the manufacturer ordinarily uses them for test or manufacturing purposes.

     Optical fiber characteristics: * micron diameter jacket, or equivalent

9    QUALIFICATION AND RELIABILITY

The components shall be qualified to, and meet the reliability requirements of Telcordia GR-1209-CORE & GR-1221-CORE. Components shall be deemed to have failed if any optical parameter does not meet the requirements of this document.

10   DATA REQUIREMENTS

Each component shall be supplied with the following data:

     1.   Insertion Loss: at *

     2.   Isolation on port 1; on port 2

     3.   * over channel pass band on port 1 and 2


--------------------------------------------------------------------------------
Proprietary Information                            Printed copy uncontrolled -
For Supply Purposes Only                           Verify latest revision online
Copyright 2000

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

* Fused Tapered Combiners
Revision Level: C                                                  [CORVIS LOGO]
Document Number: 91000083
Cognizant Engineer: *
--------------------------------------------------------------------------------


11   Electronic Data Requirements

The electronic data requirements are described in the Corvis Electronic Data Requirements, Document 20000413. The specific format associated with this component shall be as follows:

                     Table 7 Electronic Data Requirements

---------------------------------------------------------------------------------------------------------------------
    Column       Header        Description                                   Unit        Data Format - Maximum length
    number
---------------------------------------------------------------------------------------------------------------------
      1            CPN         CORVIS Part Number                              N/A          Alphanumeric 13 max
---------------------------------------------------------------------------------------------------------------------
      2            REV         CORVIS Revision                                 N/A          Alphanumeric 3 max
---------------------------------------------------------------------------------------------------------------------
      3            VND         Vendor Code, provided by CORVIS                 N/A          Numeric 12 max
---------------------------------------------------------------------------------------------------------------------
      4            VPN         Vendor Part Number                              N/A          Alphanumeric 255 max
---------------------------------------------------------------------------------------------------------------------
      5            VSN         Vendor S/N                                      N/A          Alphanumeric 255 max
---------------------------------------------------------------------------------------------------------------------
      6            DATE        Date of Test                                    N/A          MMDDYYYY
---------------------------------------------------------------------------------------------------------------------
      7                        *                                               dB           Numeric 12 max
---------------------------------------------------------------------------------------------------------------------
      8                        *                                               dB           Numeric 12 max
---------------------------------------------------------------------------------------------------------------------
      9                        *                                               dB           Numeric 12 max
---------------------------------------------------------------------------------------------------------------------
     10                        *                                               dB           Numeric 12 max
---------------------------------------------------------------------------------------------------------------------
     11                        *                                               dB           Numeric 12 max
---------------------------------------------------------------------------------------------------------------------
     12                        *                                               dB           Numeric 12 max
---------------------------------------------------------------------------------------------------------------------
     13                        *                                               dB           Numeric 12 max
---------------------------------------------------------------------------------------------------------------------

12   PRODUCT CHANGE

Not less than 6 months notice in writing to CORVIS Corporation must be given in the event of any changes to this product (form, fit or function) or manufacturing process.


--------------------------------------------------------------------------------
Proprietary Information                            Printed copy uncontrolled -
For Supply Purposes Only                           Verify latest revision online
Copyright 2000

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

* Fused Tapered Combiners
Revision Level: C                                                  [CORVIS LOGO]
Document Number: 91000083
Cognizant Engineer: *
--------------------------------------------------------------------------------


13   SHIPPING REQUIREMENTS

Each device shall bear a label with the following information as a minimum:

     1.   The manufacturer's identity

     2.   Part number

     3.   Serial number

The devices shall be individually packaged in an anti-static container in a manner that prevents damage during transit. The container and packing shall be suitable for use in a class 10,000 clean room.

The container shall bear the following information as a minimum:

     1.   The manufacturer's identity

     2.   The manufacturer's part number

     3.   Corvis Corporation part number

     4.   The manufacturer's serial number

     5.   (wavelength)(1) and (wavelength)(2)

14   BARCODE REQUIREMENTS

Technical Specifications of the Barcodes are described in Corvis document 20000135. Each individual component container shall have 3 bar codes and the following information clearly discernable to the unaided eye:

     1.   Corvis Part number,

     2.   Supplier Part number,

     3.   Serial number.

The external container containing shipped components must bear the following barcodes and text, clearly discernable to the unaided eye:

     1.   Purchase order number,

     2. Quantity (barcode not required), only if the external container is populated with one type of component.


--------------------------------------------------------------------------------
Proprietary Information                            Printed copy uncontrolled -
For Supply Purposes Only                           Verify latest revision online
Copyright 2000

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                  Attachment 3

                      BI-LATERAL NON-DISCLOSURE AGREEMENT
                      -----------------------------------

     This Agreement made and entered into on 30 November 1999 by and between CORVIS Corporation, formerly known as NOVA Telecommunications, Inc. ("CORVIS"), having an office at 7015 Albert Einstein Drive, Columbia, Maryland 21046-9400 and WaveSplitter Technologies, Inc. having an office at 46430 Fremont Boulevard. Fremont, California 94538 (the "Company"). Company and CORVIS arc collectively referred to herein as the "Parties" and are, as specified below, sometimes individually referred to herein as the "Party", the "Discloser" or the "Recipient."

1.   Recitals
     --------

     The Parties desire to disclose to each other information relating to their respective products and capabilities in the field of optics and electronics, in furtherance of a mutual business interest.

2.   Definition
     ----------

     "Confidential Information" shall mean any and all proprietary and confidential information disclosed by a Party (the "Discloser") to the other Party receiving such information (the "Recipient"), including, without limitation, information pertaining to system concepts, electronic configurations, component specifications, logic diagrams, equipment designs, system designs, system architecture, protocols, software, processes, financial matters, business and personnel matters, research programs and the like.

3.   Protection of Confidential Information
     --------------------------------------

     In consideration of Discloser disclosing from time to time at its own discretion certain of its Confidential Information to Recipient or its officers, employees or agents, Recipient agrees that it will not disclose at any time, nor permit its officers, employees or agents to disclose at any time (either during their respective employment by Recipient or thereafter), nor appropriate or use on its own behalf or on the behalf of others, any Confidential Information, without in each instance first obtaining Discloser's written consent thereto. The relationship created under this Agreement is confidential and is to be treated as Confidential Information according to the terms of this Agreement. Except as necessary to fulfill the purposes of this Agreement, Recipient further agrees not to make, or permit to be made by its

                      BI-LATERAL NON-DISCLOSURE AGREEMENT
                      -----------------------------------
officers, employees or agents, copies, abstracts or summaries of any Confidential Information, including, but not limited to, pictures, drawings, specifications, plans, data, notes and reports embodying any Confidential Information. Recipient further agrees to return to Discloser or certify destruction thereof, upon Discloser's request, all such documents or other embodiments of any Confidential Information.

4.   Extent of Application
     ---------------------

     The obligations under this Agreement shall not apply to Confidential Information which (a) is available to the public by publication in a single source; (b) is rightfully received by the Recipient from a third party without restriction on disclosure and without breach of this Agreement; (c) is independently developed by the Recipient provided that any person developing same has not had access to the Confidential Information; (d) is approved for release by written authorization of Discloser; (e) is disclosed pursuant to a requirement of a governmental agency or by judicial requirement.

5.   No Grant of License
     -------------------

     This Agreement Shall not be construed as granting or conferring, either expressly or by implication, any rights, licenses or relationships by the furnishing of Confidential Information specified above or pursuant to this Agreement. Without in any way limiting the foregoing, it is specifically understood and agreed that Recipient shall in no way obtain any copyright in any computer program furnished hereunder by the Discloser nor in any translation, modification, correction or addition thereto.

6.   Remedies
     --------

     Each Party agrees to indemnify and hold the other harmless from any damages, loss, cost. or liability (including legal fees and the cost of enforcing this indemnity) arising out of or resulting from any unauthorized use or disclosure by a Party or its Representatives of the Confidential Information or other violation of this Agreement. In addition, because an award of money damages (whether pursuant to the foregoing sentence or otherwise) would be inadequate for any breach of this Agreement and any such breach would cause a Party irreparable harm, each Party also agrees that, in the event of any breach or threatened breach of this Agreement,

                      BI-LATERAL NON-DISCLOSURE AGREEMENT
                      -----------------------------------
the non-breaching Party will also be entitled, without the requirement of posting a bond or other security, to equitable relief, including injunctive relief and specific performance. Such remedies will not be the exclusive remedies for any breach of this Agreement but will be in addition to all other remedies available at law or equity to the aggrieved Party.

7.   Export Control
     --------------

     Each Party acknowledges that any information provided under this Agreement by the other Party is subject to U.S. export laws and regulations, and any use or transfer of such information must be authorized under those regulations. Each Party agrees that it will not use, distribute, transfer, or transmit the information of the other Party in any products except in compliance with U.S. export regulations. If requested, each Party also agrees to sign written assurances and other export-related documents as may be required for the other Parties to comply with U.S. export regulations. This obligation survives any termination of this Agreement.

8.   Miscellaneous
     -------------

     (a)    Modification. The agreements set forth in this Agreement may be
            ------------
modified or waived only by a separate writing signed by both Parties expressly modifying or waiving such agreements.

     (b)    Waiver. The rights and remedies of the Parties hereunder are
            ------
cumulative and not alternative. Neither the failure nor any delay by any Party in exercising any right, power, or privilege under this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege.

     (c)    Person. The term "person" means any individual, corporation
            ------
(including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union,, or other entity or governmental body.

     (d)    Severability. The invalidity or unenforceability of any provision of
            ------------
this Agreement shall not affect the validity or enforceability of any other provisions of

                      BI-LATERAL NON-DISCLOSURE AGREEMENT
                      -----------------------------------
this Agreement, which shall remain in full force and effect. If any of the covenants or provisions of this Agreement are determined to be unenforceable by reason of its extent, duration, scope or otherwise, the Parties contemplate that the court making such determination shall reduce such extent, duration, scope or other provision and enforce them in their reduced form for all purposes contemplated by this Agreement.

     (e)    Costs. The Recipient agrees that if it is held by any court of
            -----
competent jurisdiction to be in violation, breach, or nonperformance of any of the terms of this Agreement, then it will pay all costs of such action or suit, including reasonable attorneys' fees.

     (f)    Jurisdiction: Service of Process. Any action or proceeding seeking
            --------------------------------
to enforce any provision of, or based on any right arising out of, this Agreement may be brought against either of the Parties in the courts of the State of Maryland, or, if it has or can acquire jurisdiction, in the United States District Court for the Northern Division of Maryland, and each of the Parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any Party anywhere in the world.

     (g)    Governing Law. This Agreement will be governed by the laws of the
            -------------
State of Maryland without regard to conflicts of law principles.

     (h)    Counterparts. This Agreement may be executed in one or more
            ------------
counterparts, each of which will be deemed to be an original copy of this Agreement, and all of which, when taken together, shall be deemed to constitute one and the same Agreement.

     (i)    Termination. This Agreement can be terminated by either Party by
            -----------
providing written notice to the other Party, the notice being delivered in person, by national courier or delivery service, or by first-class registered or certified mail, with the expenses of delivery prepaid. The termination of the Agreement will not become effective until thirty (30) days after the delivery of the written notice to the other Party and upon the return, or certified destruction, of all Confidential Information. This Agreement shall terminate three years from the effective date. The obligation to


                      BI-LATERAL NON-DISCLOSURE AGREEMENT
                      -----------------------------------
protect Confidential Information shall survive the termination of this Agreement for a period of three years.

     (j)    Authority to sign Agreement. Each Party, and each signer
            ---------------------------
individually, represents and warrants that the respective person signing on behalf of the party has the authority and is duly authorized to do so.

IN WITNESS WHEREOF, the parties have duly executed this Agreement effective as of the date first written above.

    WaveSplitter Technologies, Inc.                CORVIS Corporation

Signature:    /s/ Bruce Pollock           Signature:  /s/ Kim D. Larsen
              -----------------                       -----------------
By:           Bruce Pollock               By:         Kim D. Larsen
              -----------------                       -----------------
Title:        VP and CFO                  Title:      General Counsel
              -----------------                       -----------------
Date:         Dec. 1, 1999                Date:       Dec. 8, 1999
              -----------------                       -----------------